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                                                                 EXHIBIT 10.42

                                                                [EXECUTION FORM]

                               PURCHASE AGREEMENT

                                  BY AND AMONG

                         CRUMB RUBBER INVESTORS CO., LLC

                                  AS THE BUYER,

                                       AND

                           CASELLA WASTE SYSTEMS INC.,

                                       AND

                         KTI ENVIRONMENTAL GROUP, INC.,

                                 AS THE SELLERS


                           DATED AS OF AUGUST 17, 2001

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                               PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT, dated as of August 17, 2001 (this "AGREEMENT"), is made by and among Crumb Rubber Investors Co., LLC, a Delaware limited liability company (the "BUYER"), Casella Waste Systems, Inc., a Delaware corporation ("CASELLA"), KTI Environmental Group, Inc., a New Jersey corporation ("KTI ENVIRONMENTAL GROUP"; together with Casella, the "SELLERS"). Unless otherwise defined herein or the context clearly requires otherwise, all capitalized terms herein shall have the meanings given to them in ARTICLE I of this Agreement.

                                 R E C I T A L S

        WHEREAS, Casella is the sole stockholder of Recovery Technologies Group, Inc., a Delaware corporation ("RTG");

        WHEREAS, Casella and KTI Environmental Group hold all right, title and interest in, to and under the Purchased Debt (as defined below);

        WHEREAS, the Controlled Purchased Companies (as defined below) are engaged in, among other activities, the business of collecting, processing and recycling automobile, truck and other vehicle tires (as operated by the Controlled Purchased Companies, the business of collecting, processing and recycling such tires is referred to as the "BUSINESS");

        WHEREAS, the Buyer desires to purchase from the Sellers, and the Sellers desire to sell, assign and transfer to the Buyer, Sellers' right, title and interest in and to the Purchased Stock and Debt (as defined below);

        WHEREAS, concurrently herewith, Casella, KTI Operations, Inc., a Delaware corporation ("KTI OPERATIONS"), KTI, Inc., a New Jersey corporation and wholly owned subsidiary of Casella ("KTI"), and New Heights Holding Corporation, a Delaware corporation and an Affiliate of the Buyer ("NEW HEIGHTS BUYER"), are entering into a Purchase Agreement, dated as of the date hereof (the "NEW HEIGHTS PURCHASE AGREEMENT"), with respect to the purchase and sale of certain assets including a certain limited liability company interest in New Heights Recovery and Power LLC, a Delaware limited liability company ("NEW HEIGHTS"); and

        WHEREAS, it is a condition to the Sellers' and the Buyer's obligations hereunder that the transactions contemplated by the New Heights Purchase Agreement and this Agreement are consummated simultaneously.

                                A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        For purposes of this Agreement, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

        "ACCOUNTS RECEIVABLE" means all accounts receivable (including, without limitation, amounts due from customers whether recorded as accounts receivable or reductions in accounts payable) and related

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deposits, security or collateral therefor, including recoverable customer deposits, of any of the Controlled Purchased Companies existing on the Closing Date.

        "AFFILIATE" as to any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, provided that any entity formed by AG Special Situation Corp. in connection with this Agreement shall be deemed to be an Affiliate of the Buyer. For purposes of this Agreement, on and after the Closing, neither the Sellers nor any of their Affiliates shall be considered to be an Affiliate of Holdco 1 Corp. or any of the Purchased Companies.

        "ASSIGNMENT AGREEMENT" means the Assignment Agreement, to be dated as of the Closing Date, by and between the Sellers and the Buyer, providing for the transfer of the Purchased Stock and Debt from the Sellers to the Buyer, in the form of EXHIBIT A attached hereto.

        "BASE PURCHASE PRICE" has the meaning set forth in Section 3.1 of this Agreement.

        "BAYTOWN ACQUISITION COSTS" means the amounts set forth on SCHEDULE A attached hereto, together with such other amounts as may be advanced by Casella or any of its affiliates (other than any of the Purchased Companies) prior to the Closing Date with respect to the facility in Baytown, Texas or Atlanta, Georgia to be purchased from WRI pursuant to the Baytown Agreement, net of any amounts collected and retained by Casella or its affiliates on account of the accounts receivable relating to such facilities; provided, that any amounts included in the calculation of the Capital Expenditure Adjustment shall not be Baytown Acquisition Costs.

        "BAYTOWN AGREEMENT" means all agreements (including drafts of unexecuted agreements), memoranda of understanding, letters of intent and other correspondence and instruments relating to the purchase or lease by Recovery Technologies Group of Baytown, Inc. of the facility in Baytown, Texas from WRI.

        "BENEFIT PLANS" has the meaning set forth in Section 5.18(a) of this Agreement.

        "BUSINESS" has the meaning set forth in the recitals to this Agreement.

        "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banking institutions in the State of New York or State of Vermont are authorized by law or executive order to close.

        "BUSINESS EMPLOYEES" has the meaning set forth in Section 5.17(a) of this Agreement.

        "BUYER" has the meaning set forth in the introductory paragraph of this Agreement.

        "BUYER INDEMNITEES" has the meaning set forth in Section 12.1(a) of this Agreement.

        "BUYER LIABILITY CAP" means an aggregate of US$4,000,000 with respect to
(i) the amounts (if any) due and payable by the Buyer pursuant Article XII of this Agreement, and (ii) the amounts (if any) payable by New Heights Buyer pursuant Article XII of the New Heights Purchase Agreement.

        "BUYER'S ACCOUNTANTS" means Ernst & Young LLP or such other independent accountants as may be selected by the Buyer.

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        "BUYER'S EVENT OF BREACH" has the meaning set forth in Section 12.2(a)
of this Agreement.

        "CANADIAN SUBSIDIARIES" means 1316991 Ontario Inc., RT Canada, Prairie Rubber Corporation and Atlantic Recycled Rubber Inc.

        "CAPITAL EXPENDITURE" has the meaning defined by GAAP.

        "CAPITAL EXPENDITURE ADJUSTMENT" means the aggregate amount of all of the Capital Expenditures that Casella has made by means of equity investments in or loans from Casella or any Affiliate of Casella (provided that such loans will constitute Seller Liabilities) to or on behalf of the Controlled Purchased Companies, as specified on SCHEDULE 3.3 to this Agreement.

        "CERCLA" has the meaning set forth in Section 5.21(b) of this Agreement.

        "CERCLIS" has the meaning set forth in Section 5.21(e) of this Agreement.

        "CLAIMS" means, whether or not formally asserted, all demands, claims, actions or causes of action, assessments, suits, proceedings, disputes, investigations, Losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges, and/or amounts paid in settlement, including, without limitation, costs, fees and expenses of attorneys, court costs, experts, accountants, appraisers, consultants, witnesses, investigators and/or any other Persons employed or retained in connection with any of the foregoing.

        "CLOSING" has the meaning set forth in Section 4.1 of this Agreement.

        "CLOSING DATE" has the meaning set forth in Section 4.1 of this Agreement.

        "CLOSURE BONDS" has the meaning set forth in Section 5.27 of this Agreement.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COLLECTIBLE" has the meaning set forth in Section 5.16 of this Agreement.

        "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 8.5(c) of this Agreement.

        "CONTRACTS" has the meaning set forth in Section 5.15(a) of this Agreement.

        "CONTROLLED PURCHASED COMPANIES" means all of the Purchased Companies other than RECI.

        "EMPLOYEE POLICIES" has the meaning set forth in Section 5.17(i) of this Agreement.

        "EMPLOYMENT AND LABOR AGREEMENTS" has the meaning set forth in Section 5.17(b) of this Agreement.

        "ENVIRONMENT" has the meaning set forth in Section 5.21(g) of this Agreement.

        "ENVIRONMENTAL CONDITION" means a condition of the soil, subsoil, surface waters, groundwater, stream sediments, air or other environmental media, including the presence or Release of a Hazardous Substance, at, under, or migrating from a property that, by virtue of Environmental Laws, (a) requires investigatory, corrective or remedial measures of any Seller, any of the Controlled Purchased Companies

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or the Buyer, and/or (b) comprises a basis for claims against, demands of and/or liabilities of any Seller, any of the Controlled Purchased Companies or the Buyer by any Person, including, without limitation, adjacent land owners. "Environmental Condition" shall include those conditions identified or discovered before or after the Closing Date resulting from any activity, inactivity or operations of any Seller or any of the Controlled Purchased Companies before the Closing Date.

        "ENVIRONMENTAL LAWS" means all laws, regulations and other requirements of any Governmental Authority and any judicial or administrative interpretation thereof, any duties under the common law, any orders, decrees, judgments, agreements or recorded covenants, conditions, restrictions or easements in any way relating to the protection of the Environment, human health, public safety or welfare, or natural resources.

        "EQUIPMENT AND MACHINERY" means (a) all the equipment, machinery, fixtures and improvements, tooling, spare parts, supplies, furniture, mobile equipment, tractors, trailers, and vehicles owned or leased by any of the Controlled Purchased Companies on the Closing Date, and all replacements for any of the foregoing, (b) any rights of any of the Controlled Purchased Companies or their respective Subsidiaries to the warranties (to the extent assignable) and licenses with respect to the aforesaid items, and (c) any related Claims, credits, rights of recovery and set-off with respect to any of the foregoing.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA AFFILIATES" has the meaning set forth in Section 5.18(c) of this Agreement.

        "EXCESS PAYMENT" has the meaning set forth in Section 12.1(b) of this Agreement.

        "FILES AND RECORDS" means all files and records, whether in hard copy, magnetic or electronic format, of any of the Controlled Purchased Companies and their respective Subsidiaries relating to the Business, or the Business Employees (whether owned or held by the Controlled Purchased Companies, their respective Subsidiaries or the Sellers), including, without limitation, customer files, equipment maintenance records, warranty records for equipment, maintenance records and sales tax exemption certificates.

        "FINANCIAL STATEMENTS" has the meaning set forth in Section 5.6 of this Agreement.

        "FORMER REAL PROPERTY" has the meaning set forth in Section 5.21(a) of this Agreement.

        "GAAP" means the generally accepted accounting principles for financial reporting in the United States.

        "GOVERNMENTAL AUTHORITY" means any agency, department, court or any other administrative, legislative or regulatory authority of any foreign, Federal, state, provincial, local or municipal governmental body.

        "GOVERNMENTAL AUTHORIZATIONS" has the meaning set forth in Section 5.12 of this Agreement.

        "HAZARDOUS SUBSTANCE" means any pollutant, contaminant, hazardous substance, radioactive substance, toxic substance, hazardous waste, medical waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls, or any hazardous or toxic constituent thereof, and includes, but is not limited to, any substance or material defined in or regulated under the Environmental Laws, or for which levels are prescribed by any Environmental Laws.

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        "HOLDCO 2 LLC" means NH Investors Co., LLC, a Delaware limited liability company.

        "HOLDCO 2 LLC AGREEMENT" means the limited liability company operating agreement of Holdco 2 LLC.

        "HOLDCO 1 CORP." means RTG Holding Corporation, a Delaware corporation.

        "HOLDCO 1 INTEREST" means the equity interest in Holdco 1 Corp. to be held by Casella and/or its Affiliates.

        "HOLDCO 1 STOCKHOLDER AGREEMENT" means the Stockholders Agreement of Holdco 1 Corp. in the form of EXHIBIT B attached hereto.

        "INSURANCE POLICIES" has the meaning set forth in Section 5.19 of this Agreement.

        "INTELLECTUAL PROPERTY" has the meaning set forth in Section 5.22 of this Agreement.

        "INTERCOMPANY DEBT" means the debt evidenced by (i) the promissory note of RT Canada payable to KTI Environmental Group, the outstanding principal amount of which as of the date hereof is US$2,293,142.15; (ii) the book entry intercompany debt owed by RT Canada to Casella, the outstanding principal amount of which as of the date hereof is US$2,896,754.00; and (iii) the U.S. intercompany debt of approximately US$4,810,103.85.

        "ITA" has the meaning set forth in Section 5.8(b)(vi) of this Agreement.

        "KTI" has the meaning set forth in the recitals hereto.

        "KTI ENVIRONMENTAL GROUP" has the meaning set forth in the introductory paragraph hereto.

        "KTI OPERATIONS" has the meaning set forth in the recitals hereto.

        "LEASED REAL PROPERTY" has the meaning set forth in Section 5.20(c) of this Agreement.

        "LEASES" has the meaning set forth in Section 5.20(c) of this Agreement.

        "LICENSES AND PERMITS" has the meaning set forth in Section 5.12 of this Agreement.

        "LIEN" means any lien, mortgage, deed of trust, security interest, charge, pledge, retention of title agreement, title defect, easement, encroachment, condition, reservation, restriction, covenant, right of way or other encumbrance affecting title.

        "LOSSES" has the meaning set forth in Section 12.1(a) of this Agreement.

        "NEW HEIGHTS" has the meaning set forth in the recitals hereto.

        "NEW HEIGHTS BUSINESS" means the "Business" as defined in the New Heights Purchase Agreement.

        "NEW HEIGHTS BUYER" has the meaning set forth in the recitals hereto.

        "NEW HEIGHTS PURCHASE AGREEMENT" has the meaning set forth in the recitals hereto.

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        "NEW HEIGHTS PURCHASED COMPANIES" means the "Purchased Companies" as defined in the New Heights Purchase Agreement.

        "NEW HEIGHTS PURCHASED EQUITY AND ASSETS" means the "Purchased Equity and Assets" as defined in the New Heights Purchase Agreement.

        "NEW HEIGHTS SELLERS" means Casella, KTI and KTI Operations.

        "NLRB" has the meaning set forth in Section 5.17(d) of this Agreement.

        "ORGANIZATIONAL DOCUMENTS" means the certificate or articles of incorporation, memorandum or articles of association, certificate of formation, operating, partnership or limited liability company agreement, by-laws or similar organizational or governing documents or instruments, including all amendments thereto of a Person.

        "OUTSIDE DATE" has the meaning set forth in Section 15.1 of this Agreement.

        "OWNED REAL PROPERTY" has the meaning set forth in Section 5.20(a)(i) of this Agreement.

        "PARTY'S EVENT OF BREACH" has the meaning set forth in Section 12.4 of this Agreement.

        "PARTY INDEMNITEE" has the meaning set forth in Section 12.4 of this Agreement.

        "PERMITTED LIENS" means (i) Liens for Taxes not yet due and payable,
(ii) Liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation and (iii) Liens identified in SCHEDULE B attached hereto.

        "PERMITTED ENCUMBRANCES" has the meaning set forth in Section 5.20(a)(ii) of this Agreement.

        "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or any Governmental Authority.

        "PRE-CLOSING TAX PERIOD" means any taxable period ending on or before the Closing Date and the portion ending as of the end of the Closing Date of any taxable period that includes, but does not end until after, the Closing Date.

        "PURCHASE PRICE" has the meaning set forth in Section 3.1 of this Agreement.

        "PURCHASED COMPANIES" means (i) RTG and all of its Subsidiaries, and
(ii) RECI (but only to the extent of Casella's 10% indirect interest therein through its ownership of RT Canada).

        "PURCHASED DEBT" means 80.1% of the Intercompany Debt.

        "PURCHASED INTELLECTUAL PROPERTY" has the meaning set forth in Section
5.22 of this Agreement.

        "PURCHASED STOCK" means 801 shares of the issued and outstanding shares of common stock of RTG, representing 80.1% of the issued and outstanding capital stock of RTG on a fully diluted basis as of the Closing Date.

        "PURCHASED STOCK AND DEBT" means the Purchased Stock and the Purchased Debt.

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        "RECI" means RECI Industries de Reciclagen, SGPL, S.A., an entity formed under the laws of Portugal.

        "RECONCILED DISTRIBUTIONS" means the actual, aggregate amount paid by Sellers on behalf of the Purchased Companies with respect to the payables and payroll expenses of the Purchased Companies for which Seller Distributions were made by the Purchased Companies.

        "RELEASE" means the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the indoor or outdoor environment of any Hazardous Substance.

        "RIGHTS" has the meaning set forth in Section 5.3 of this Agreement.

        "RT CANADA" means Recovery Technologies (Canada), Inc., a Canadian corporation.

        "RTG" has the meaning set forth in the introductory paragraph hereto.

        "SELLER CONFIDENTIAL INFORMATION" has the meaning set forth in Section
9.2 of this Agreement.

        "SELLER DISTRIBUTIONS" means all payments and other distributions made by the Purchased Companies to Sellers from and after June 30, 2001 up to and including the Closing Date to reimburse Sellers for the payments made by Sellers in the ordinary course of business on behalf of the Purchased Companies with respect to the payables and employee payroll expenses of the Purchased Companies.

        "SELLER GROUP" has the meaning set forth in Section 8.5(a) of this Agreement.

        "SELLER INDEMNITEES" has the meaning set forth in Section 12.2(a) of this Agreement.

        "SELLER LIABILITIES" shall mean all of the following liabilities, obligations or commitments:

                (a) all of the liabilities of the Controlled Purchased Companies, whether known or unknown (including, without limitation, all contingent, unliquidated and all other Claims against the Purchased Companies) in existence as of, or arising prior to or on, the Closing (whether or not asserted on or prior to the Closing) other than (i) liabilities reflected on the June 30, 2001 balance sheet of the Controlled Purchased Companies, (ii) liabilities which have arisen since the date of the June 30, 2001 balance sheet of the Controlled Purchased Companies in the ordinary course of business consistent with past practices, (iii) contractual and other liabilities which are incurred in the ordinary course of business consistent with past practices, and not required by GAAP to be reflected on a balance sheet, or (iv) liabilities specifically disclosed in the exhibits and schedules to this Agreement (except the liabilities specified in subclauses (b) through (g) of this definition, all of which shall constitute Seller Liabilities);

                (b) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the liabilities relating to any litigation or arbitrations against or involving the Controlled Purchased Companies in existence as of or arising prior to or on the Closing;

                (c) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the Losses (which, for purposes hereof, shall include the costs of remediation of any violation of any Environmental Law or of an Environmental Condition) of the Controlled Purchased Companies arising from or in any way relating to any Environmental Condition, or any actual or alleged violation of Environmental Law (including the failure to have or obtain Permits and other Governmental

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Authorizations required by any Environmental Law) existing, occurring or commencing prior to or on the Closing Date, or in connection with the transactions contemplated by this Agreement or otherwise necessary to conduct the Business as currently conducted by the Purchased Companies and the Sellers;

                (d) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the liabilities for, relating to or in respect of:

                        (i) Taxes payable with respect to, or as a result of the sale and transfer (or deemed transfer) of the Purchased Stock and Debt pursuant to this Agreement, including, but not limited to, Transfer Taxes and other taxes, if any, resulting from the sale and transfer of the Purchased Stock and Debt;

                        (ii) Taxes of any of the Controlled Purchased Companies for any Pre-Closing Tax Period (including any Taxes resulting from the Closing);

                        (iii) Treasury Regulation Section 1.1502-6(a) or any comparable provision of state, provincial, local, or foreign law for Taxes of any of Sellers or any other Person affiliated at any time before the Closing with any of the Controlled Purchased Companies and any liability for Taxes of any Person by contract, agreement or otherwise arising prior to, or in respect of conditions existing as of, the Closing;

                        (iv) breaches by Sellers of the representations and warranties set forth in Section 5.8 and for breaches by Sellers of the covenants, obligations and agreements set forth in Article VIII; and

                        (v) all Losses relating to, or arising out of, warranty claims (including claims under implied warranties of merchantability and fitness for a particular purpose) against RT Canada with respect to the cryogenic crumb rubber processing plant constructed by RT Canada for RECI in Portugal;

                (e) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the liabilities in respect of the employment or termination of current or former employees of the Controlled Purchased Companies, on or prior to the Closing (including, without limitation, any Claims, civil penalty or other cause of action by any current or former employee, governmental entity, or any other party against the Buyer with respect to violations of WARN), except for liabilities relating to accrued but unused vacation days and sick time with respect to employees who remain employed by the Controlled Purchased Companies after the Closing;

                (f) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the liabilities and obligations with respect to the Owned Real Property or Leased Real Property arising or relating to any condition existing prior to the Closing, or with respect to the Former Real Property other than Permitted Encumbrances;

                (g) whether or not disclosed in this Agreement or any of its exhibits or schedules, all of the liabilities with respect to Benefit Plans arising prior to the Closing Date; or

                (h) whether or not disclosed in this Agreement or any of its exhibits or schedules, the amount by which Seller Distributions exceeds the Reconciled Distributions.

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        "SELLER LIABILITY CAP" means an aggregate of US$16,000,000 with respect to (i) the amounts (if any) due and payable by the Sellers pursuant Article XII of this Agreement, and (ii) the amounts (if any) payable by the New Heights Sellers pursuant Article XII of the New Heights Purchase Agreement.

        "SELLER MATERIAL ADVERSE EFFECT" means any material adverse effect on the aggregate value of the Purchased Stock and Debt and the New Heights Purchased Equity and Assets; provided, however, that without limiting the foregoing, a reduction of five percent (5%) or more in the aggregate value of the Purchased Stock and Debt and the New Heights Purchased Equity and Assets shall constitute a "Seller Material Adverse Effect."

        "SELLERS" has the meaning set forth in the introductory paragraph of this Agreement.

        "SELLERS' ACCOUNTANTS" means such independent accountant selected by Casella.

        "SELLERS' EVENT OF BREACH" has the meaning set forth in Section 12.1(a) of this Agreement.

        "SELLERS' SENIOR MANAGEMENT" means John Casella, James Bohlig, Richard Norris and Mike Brennan.

        "STOCK" with respect to any Person, means shares of capital stock or any other equity securities, and any other shares of stock issued or issuable therefor, all membership or partnership interests, or any options, warrants or other rights to acquire any of the above.

        "STRADDLE PERIOD" means any taxable period that includes, but ends after, the Closing Date.

        "SUBSIDIARY" means any Person with respect to which a specified Person (or a Subsidiary thereof) directly or indirectly owns a majority of the Stock or has the power to vote or direct the voting of sufficient securities to elect 50% or more of the members of the board of directors or similar governing body.

        "TAXES" means any Federal, state, provincial, local, foreign, or other tax of any kind whatsoever (together with any interest, penalties, or additions imposed with respect thereto), including, without limitation, income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, service, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, intangible property, sales, use, transfer, recording, registration, value added, alternative or add-on minimum, estimated, rental, lease, ad valorem, or other tax.

        "TAX RETURNS" means any return, report, information return or other document filed or required to be filed with any governmental authority in connection with the determination, assessment, collection or administration of any Taxes.

        "TRANSACTION EXPENSES" means the expenses incurred by the Sellers or Buyer and their respective Affiliates, as the case may be, in connection with this Agreement and the New Heights Purchase Agreement and the transactions contemplated hereby and thereby, including, without limitation, all reasonable legal fees (both U.S. and foreign), accounting fees, fees and expenses of consultants and travel and similar expenses.

        "TRANSFER TAXES" means sales, use, transfer, transfer gains or similar Taxes.

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        "WARN" means the Worker Adjustment and Retraining Notification Act.

        "WRI" means Waste Recovery, Inc.

                                   ARTICLE II
                                PURCHASE AND SALE

        SECTION 2.1     TRANSFER OF EQUITY AND ASSETS

                (a) Subject to the terms and conditions set forth in this Agreement, the Sellers shall sell, convey, transfer, assign and deliver the Purchased Stock and Debt to the Buyer, and the Buyer shall purchase and accept the Purchased Stock and Debt from the Sellers, on the Closing Date.

                (b) The sale, transfer, conveyance, assignment and delivery by the Sellers of the Purchased Stock and Debt shall be made free and clear of all Liens.

                                   ARTICLE III
                                 PURCHASE PRICE

        SECTION 3.1 PURCHASE PRICE. Subject to the terms and conditions set forth in this Agreement, the aggregate purchase price to be paid to the Sellers for the Purchased Stock and Debt shall be an amount equal to (i) US$12,400,000 (the "BASE PURCHASE PRICE") PLUS (ii) the Baytown Acquisition Costs and (iii) the Capital Expenditure Adjustment, if any (the Base Purchase Price, as adjusted by the foregoing clauses (ii) and (iii), the "PURCHASE PRICE").

        SECTION 3.2 PAYMENT OF PURCHASE PRICE. Subject to the terms and conditions set forth in this Agreement, the Buyer shall pay, at the Closing, the Purchase Price to the Sellers in cash by wire transfer in immediately available funds to an account or accounts designated by Casella (which account or accounts shall be designated not less than two (2) Business Days prior to the Closing
Date).

        SECTION 3.3     [INTENTIONALLY OMITTED]

        SECTION 3.4 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated for Tax and accounting purposes among the Purchased Stock and Debt and the covenants contained in Section 8.5 hereof, as provided in SCHEDULE
3.4. Such schedule shall also set forth the manner in which the Purchase Price and the Holdco 1 Interest are allocated among the acquired assets and covenants. The Buyer and the Sellers shall not, at any time prior to or following the Closing Date, take any position with respect to the allocation of the Purchase Price that is inconsistent with the final SCHEDULE 3.4 that is attached hereto.

                                   ARTICLE IV
                                     CLOSING

        SECTION 4.1 CLOSING. The closing of the sale and purchase of the Purchased Stock and Debt contemplated hereby (the "CLOSING") shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, MA 02109 at 10:00 a.m. on the later of (i) September 7, 2001 and (ii) the second Business Day following the sastisfaction or waiver by the party entitled to the benefit of such condition of each of the

                                      -10-
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conditions set forth in Articles XIII and XIV, or on such other date and place as shall be mutually agreed upon by Casella and the Buyer (the "CLOSING DATE").

        SECTION 4.2     ITEMS TO BE DELIVERED BY THE SELLER AT THE CLOSING.

        In addition to the other deliveries or actions required to be delivered or performed hereby, at the Closing, the Sellers shall deliver or cause to be delivered to the Buyer the following:

                (a)     the officer's certificate required by Section 14.1;

                (b) evidence of all consents, waivers, novations, authorizations and approvals required by Section 14.3;

                (c) the certificates or other instruments representing all of the Purchased Stock duly accompanied by stock powers assigned in blank;

                (d) the certificates, notes or other instruments or documents representing all of the Purchased Debt;

                (e)     the Assignment Agreement, duly executed by the Sellers;

                (f) a counterpart of the Holdco 1 Stockholder Agreement, duly executed by Casella or an Affiliate thereof;

                (g) the resignation of each of the directors of each of the Controlled Purchased Companies;

                (h) the corporate seal and all of the minute books and stock transfer books of each of the Controlled Purchased Companies;

                (i) evidence reasonably satisfactory to the Buyer of the approval of the transactions contemplated hereby by the board of directors of each Seller;

                (j) copies of the Organizational Documents of each of the Controlled Purchased Companies, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                (k) certificates from the Secretary of State or other appropriate official of the respective jurisdictions of incorporation or formation and the respective jurisdictions of qualification (as listed on SCHEDULE 5.1) to the effect that each of the Controlled Purchased Companies is in good standing and subsisting in such jurisdictions;

                (l) an opinion of counsel to the Sellers, dated as of the Closing Date, in the form of EXHIBIT C attached hereto; and

                (m) such other certificates, agreements, documents and other instruments and documents as are required to be delivered by the Sellers or any of the Purchased Companies pursuant to this Agreement at or prior to the Closing.

        SECTION 4.3     Items to be Delivered by the Buyer at the Closing.

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        In addition to the other deliveries or actions required to be delivered or performed hereby, at the Closing, the Buyer shall deliver or cause to be delivered to the Sellers the following:

                (a)     the officer's certificate contemplated by Section 13.1;

                (b) evidence of all consents, waivers, novations, authorizations and approvals required by Section 13.3;

                (c) a counterpart of the Holdco 1 Stockholder Agreement, duly executed by the Buyer;

                (d) stock certificates in the name of Casella evidencing 19.9% of each class of stock of Holdco 1 Corp., accompanied by (i) the Certificate of Incorporation of Holdco 1 Corp., certified by the Secretary of State of the State of Delaware; (ii) the Bylaws of Holdco 1 Corp., as certified by the Secretary of the Buyer; and (iii) a certificate of good standing issued by the Secretary of State of the State of Delaware as to the legal existence and corporate good standing of Holdco 1 Corp. in Delaware;

                (e) an opinion of the Buyer's counsel, dated as of the Closing Date, in the form of EXHIBIT D attached hereto;

                (f) a wire transfer of immediately available funds in an amount equal to the Purchase Price to be paid on the Closing Date;

                (g)     the Assignment Agreement, duly executed by the Buyer;
and

                (h) such other certificates and other instruments and documents required to be delivered by the Buyer pursuant to this Agreement at or prior to the Closing.

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

        The Sellers, jointly and severally, hereby represent and warrant to the Buyer that the statements contained in this Article V are true and correct, except as set forth in the disclosure schedule provided by the Sellers to the Buyer on the date hereof (the "DISCLOSURE SCHEDULE").

        SECTION 5.1 CORPORATE ORGANIZATION. Each Seller and each of the Controlled Purchased Companies is a corporation or limited liability company that is duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation, continuance or organization, as applicable, and it has all requisite corporate or other power and authority to own its properties and assets and to conduct its business as now conducted. Each of the Controlled Purchased Companies is duly qualified to do business as a foreign corporation or limited liability company in good standing in every jurisdiction in which the character or location of the properties and other assets owned or leased by it or the nature of the business conducted by it makes such qualification necessary. Schedule 5.1 lists every jurisdiction in which (a) each of the Controlled Purchased Companies is incorporated or organized, as applicable, and (b) each of the Controlled Purchased Companies is qualified to do business.

        SECTION 5.2     AUTHORIZATION AND VALIDITY OF AGREEMENTS. Each
Seller has all requisite corporate or other power and authority to enter into, execute and deliver this Agreement and the other

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agreements and instruments delivered by it pursuant to this Agreement and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by each Seller and the other agreements and instruments delivered by such Seller pursuant to this Agreement and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate or other action by its board of directors and no other corporate or other proceedings on its part are necessary to authorize such execution, delivery and performance. This Agreement and the other agreements and instruments delivered by such Seller pursuant to this Agreement have been duly executed and delivered by such Seller and constitutes its legal, valid and binding obligation, enforceable against it in accordance with their respective terms.

        SECTION 5.3 CAPITALIZATION. SCHEDULE 5.3 sets forth the authorized Stock of each of the Controlled Purchased Companies and the owners of record of all of the issued and outstanding Stock of each of the Controlled Purchased Companies. The Controlled Purchased Companies are the record owners of all of the issued and outstanding Stock of each of their respective Subsidiaries other than Prairie Rubber Corporation, which is 92.53% owned by RT Canada, and Recovery Technologies Collection Services, LLC, which is 95% owned by RTG, and such ownership is free and clear of any Lien. RTG is the beneficial owner of all of the issued and outstanding capital stock of the Controlled Purchased Companies on a fully diluted basis (other than Recovery Technology Collection Services, LLC and Prairie Rubber Corporation, where RTG is the beneficial owner of a 95% and 92% equity interest therein, respectively,) and 10% of the outstanding capital stock of RECI on a fully diluted basis. Casella is the record and beneficial owner of, and has full power and authority to convey, the Purchased Stock free and clear of any Lien, and, upon delivery of and payment for such Purchased Stock as herein provided, the Buyer will acquire good and valid title thereto, free and clear of any Lien. There is no other Stock outstanding and no other outstanding options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive, registration or anti-dilutive rights), stock appreciation rights, calls or commitments, agreements or understandings of any character whatsoever (collectively, "RIGHTS") requiring the issuance or sale of shares of any Stock of the Controlled Purchased Companies, and there are no contracts or other agreements by which any of the Controlled Purchased Companies may become bound to issue additional shares of Stock or any Rights. None of the Sellers nor any of the Controlled Purchased Companies is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any Stock of any of the Controlled Purchased Companies.

        SECTION 5.4 NO CONFLICT OR VIOLATION. The execution, delivery and performance by each Seller of this Agreement and the other agreements and instruments delivered by it pursuant to this Agreement do not and will not (a) violate or conflict with any provision of such Seller's or any of the Controlled Purchased Companies' Organization Documents or the Organization Documents of any Subsidiary of a Seller or any of the Purchased Companies, (b) violate any provision of law, or any order, judgment or decree of any Governmental Authority applicable to any Seller, (c) violate or conflict with, or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or result in the termination of, or accelerate the performance required by, any contract, lease, loan agreement or other agreement or instrument to which any of the properties or assets of any of the Controlled Purchased Companies or any of the Purchased Stock or Purchased Debt is subject, (d) result in the creation or imposition of any Lien upon any of the Purchased Stock or Purchased Debt or (e) result in the cancellation, modification, revocation or suspension of any of the Licenses and Permits.

        SECTION 5.5     CONSENTS AND APPROVALS. Except as set forth on
SCHEDULE 5.5 to this Agreement, there are no consents, waivers, authorizations, filings with or approvals of any Governmental Authority or of any other Person that are required in connection with the (a) the execution and delivery by the Sellers of this Agreement and the other agreements and instruments required to consummate the transactions contemplated by this Agreement and (b) the performance by the Sellers of their respective

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obligations hereunder and pursuant to the other agreements and instruments required to consummate the transactions contemplated by this Agreement, except for those consents, waivers, authorizations, filings and approvals, the absence of which would not have a material adverse effect on the Business, any Controlled Purchased Company, any of the Purchased Stock or Purchased Debt or the ability to consummate the transaction contemplated by this Agreement.

        SECTION 5.6 FINANCIAL STATEMENTS. Attached as SCHEDULE 5.6 are true and complete copies of (i) the unaudited balance sheets for each of the Controlled Purchased Companies as at June 30, 2001, and (ii) the statements of income for the Controlled Purchased Companies for the year ended June 30, 2001; in each case, together with the notes and schedules thereto, as applicable. The financial statements described in this Section 5.6, including the notes and schedules thereto, are referred to herein collectively as the "FINANCIAL STATEMENTS." The Financial Statements (a) have been prepared in accordance with GAAP, consistently with the accounting practices previously employed by the Controlled Purchased Companies (except as indicated in the notes thereto), (b) present fairly the financial position, results of operations and cash flows of the Controlled Purchased Companies as of the dates thereof and for the periods then ended, (c) are complete, correct and in accordance with the books of account and records of the Controlled Purchased Companies, and (d) can be reconciled with the financial records maintained and the accounting methods applied by the Controlled Purchased Companies for Federal income tax purposes.

        SECTION 5.7     ABSENCE OF CERTAIN CHANGES OR EVENTS.

                (a)     Since June 30, 2001, there has not been:

                        (i) any material adverse change in the business, operations, properties, condition (financial or other) or prospects of the Purchased Stock, Purchased Debt or any of the Controlled Purchased Companies, and no factor or condition exists and no event has occurred that would be likely to result in any such change;

                        (ii) any material loss, damage, or other casualty to the Purchased Stock or the Controlled Purchased Companies, whether or not covered by insurance; or

                        (iii) any loss of the employment, services or benefits of any officer or key employee of any of the Controlled Purchased Companies.

                (b) Since June 30, 2001, the Controlled Purchased Companies have operated their respective Business in the ordinary course of business consistent with past practices and have not:

                        (i) incurred or failed to pay or satisfy when due any material obligation or liability (whether accrued, contingent or otherwise) relating to the operations of the Business;

                        (ii) incurred or failed to discharge or satisfy any Lien that is not a Permitted Lien;

                        (iii) transferred any of their assets with a value in excess of US$10,000 other than in the ordinary course of business and consistent with past practices, or canceled any debts or Claims or waived any rights material to the Business or relating to the operations of the Business;

                        (iv) intentionally defaulted on any obligation, or unintentionally defaulted on any material obligation relating to the Business;

                        (v) entered into any transaction material to the Business, or amended or terminated any arrangement material to the Business or relating to the Business;

                        (vi) taken or omitted to take any other action, which would, had it been taken subsequent to the date hereof, constitute a breach of the provisions of Section 8.1; or

                        (vii) entered into any agreement or made any commitment to do any of the foregoing.

                (c) Notwithstanding the foregoing or any other provision in this Agreement to the contrary, since June 30, 2001, none of the Sellers has caused or permitted the Purchased Companies to distribute or pay, or authorize the distribution or payment of, any cash or other assets or property to Sellers or any of their Affiliates, except with respect to (i) the payment of US$810,220, reduced by applicable withholding taxes, by RT Canada to Casella, KTI Environmental Group and Affiliates of Casella of accrued management fees and accrued interest on intercompany loans; provided, however, concurrently with the payment of such accrued management fees and interest, Casella shall make an intercompany loan to RT Canada of US$810,220; and (ii) Seller Distributions.

        SECTION 5.8     TAX MATTERS.

                (a)     (i)     All Tax Returns required to be filed by or on
behalf of the Controlled Purchased Companies, either separately or as a member of an affiliated group, have been filed, and all such Tax Returns were correct and complete in all material respects. All Taxes of the Controlled Purchased Companies (whether or not shown to be due on any Tax Return) that were due (determined after taking into account all applicable extensions) have been paid. None of the Controlled Purchased Companies currently is the beneficiary of any extension of time within which to file any Tax Return. None of the Sellers nor any of the Controlled Purchased Companies has carried on business or performed any acts in a jurisdiction where Tax Returns were required to be, but were not, filed which activity would cause it to be subject to the taxing authority of such jurisdiction. No claim has been made by a taxing authority in a jurisdiction where any of the Sellers or the Controlled Purchased Companies does not file Tax Returns that any of the Sellers or the Controlled Purchased Companies is or may be subject to taxation by that jurisdiction.

                        (ii) The Controlled Purchased Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                        (iii) There is no material, unresolved dispute or claim concerning any liability for Tax in respect of any of the Controlled Purchased Companies either (A) claimed or proposed by any representative of any taxing authority or (B) as to which any of the Sellers or the Controlled Purchased Companies or the directors and officers of any of the Sellers or the Controlled Purchased Companies has knowledge. SCHEDULE 5.8 lists all Federal, state, local, and foreign income and franchise Tax returns filed with respect to each of the Controlled Purchased Companies for taxable periods ended after December 31, 1996, indicates any such Tax returns that have been audited by any taxing authority, identifying such authority, indicates those Tax returns that currently are the subject of audit by any taxing authority, identifying such authority, and indicates those Tax returns that remain open to future audit by any taxing authority. Casella has delivered, or has caused to be delivered, to the Buyer correct and complete copies of all income and franchise Tax returns, examination reports, and statements of deficiencies assessed against or agreed to by or on behalf of any of the Controlled Purchased Companies for taxable periods ending after December 31, 1996.

                        (iv) There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to any of the Controlled Purchased Companies.

                        (v) None of the Controlled Purchased Companies has made any payments, is obligated to make any payments, nor is party to any agreement that could obligate them to make any payments that will not be deductible under Code Section 280G. None of the Controlled Purchased Companies is a party to, bound by, or subject to, any Tax sharing, Tax allocation, Tax indemnification, or similar agreement, other than (i) agreements for the benefit of one or more of the Controlled Purchased Companies made in connection with the acquisition transactions whereby the Controlled Purchased Companies were acquired by RTG or its Subsidiaries and (ii) agreements among only some or all of the Purchased Companies. None of the Controlled Purchased Companies (A) has been a member of an affiliated group filing a consolidated or combined Federal, state, local, or foreign income or franchise Tax return (other than a group the common parent of which was Casella) or (B) has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise. No closing agreement pursuant to Code Section 7121 or any similar provision of state, local, or foreign law has been entered into by or with respect to any of the Controlled Purchased Companies. None of the Controlled Purchased Companies has agreed to make any adjustment pursuant to Code Section 481(a) by reason of any change in any accounting method, and there is no application pending with any taxing authority requesting permission for any changes in any accounting method of any of the Controlled Purchased Companies. The Internal Revenue Service has not proposed any such adjustment or change in accounting method that has not been resolved.

                        (vi) None of the Sellers nor any of their respective Affiliates has made, with respect to any of the Controlled Purchased Companies, or any property held by any of the Controlled Purchased Companies, any consent under Section 341(f) of the Code. No property of any of the Controlled Purchased Companies is "tax exempt use property" within the meaning of Section 168(h) of the Code. None of the Controlled Purchased Companies is a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended. There are no Liens on the Purchased Stock, Purchased Debt or any of the Controlled Purchased Companies that arose in connection with any failure (or alleged failure) to pay any Tax.

                        (vii) SCHEDULE 5.8 sets forth the estimated basis of each of the Controlled Purchased Companies in their assets as of January 31, 2001.

                (b)     (i)     With respect to the Canadian Subsidiaries, all
installments or other payments on account of Taxes that relate to periods for which Tax Returns are not yet due have been paid on a timely basis. There are no arrangements providing for an extension of time with respect to the filing of, or assessment or reassessment of, any Tax Return of the Canadian Subsidiaries or the payment of any Taxes payable by any of such Canadian Subsidiaries. Canadian Federal and provincial income tax assessments have been issued to the Canadian Subsidiaries covering all past periods up to and including the fiscal years ended on or before December 31, 2000 and such assessments, if any amounts were owing in respect thereof, have been paid or settled, and only fiscal years ended subsequent to December 31, 2000 remain open for assessment of additional Taxes. There are no actions, suits or other proceedings or claims in progress, pending or threatened against the Canadian Subsidiaries in respect of any Taxes, and in particular there are no currently outstanding reassessments, written inquiries or written notices of deficiencies which have been issued or raised, as the case may be, by any governmental authority relating

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to any such Taxes. No claim has ever been made by an authority in a jurisdiction where the Canadian Subsidiaries do, or any of them does, not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction.

                        (ii) The Canadian Subsidiaries have withheld, collected and paid to the proper Governmental Authority all Taxes required to have been withheld, collected and paid by such Canadian Subsidiaries including, without limitation, any Taxes in connection with (A) amounts paid or owing to any shareholder, employee or any non-resident of Canada and (B) goods and services received from or provided to any Person.

                        (iii) No steps have been taken by any Governmental Authority to assess any additional Taxes (including any source deductions or Employment Insurance or Canada Pension Plan premiums) against any of the Canadian Subsidiaries for any period for which Tax Returns have been filed nor are there any actual or pending investigations of any such entity relating to Taxes. Either Casella or RTG has made available to the Buyer correct and complete copies of all of the Tax Returns of the Canadian Subsidiaries and all written notices of assessment which have been received by Casella or RTG and the Canadian Subsidiaries, examination reports or statements of deficiencies assessed against or agreed to by any of the Canadian Subsidiaries for all taxable periods for which the statute of limitations has not yet closed and any correspondence relating thereto.

                        (iv) None of the Canadian Subsidiaries (A) is a party to any Tax allocation or sharing agreement, (B) has been a member of an affiliated, combined or unitary group filing a combined, unitary or other return for provincial, local or foreign tax purposes reflecting the income, assets, or activities of Affiliates, or (C) has any liability for the Taxes of any Person other than such Canadian Subsidiary under any provision of Federal, provincial, local or foreign law as a transferee or successor, or by contract, or otherwise. None of the Canadian Subsidiaries is a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for Tax purposes.

                        (v) The tax basis of the assets of the Canadian Subsidiaries by category, including the classification of such assets and the amounts claimed for capital cost allowances with respect to the depreciable property or legible capital property as reflected in their respective Tax Returns and related work papers is true and correct.

                        (vi) There are no circumstances existing at or prior to the Closing Date which could, in themselves, result in the application of any of Sections 80 to 80.03 of the Income Tax Act (Canada) (the "ITA") or any equivalent provincial or foreign provision to the Canadian Subsidiaries. None of the Canadian Subsidiaries has (A) made any election pursuant to Section 80.04 of the ITA or any equivalent provincial or foreign provision in which it is an eligible transferee, (B) filed, or will file in respect of any taxation year ending on or before the Closing Date, an agreement pursuant to Section 191.3 of the ITA or any equivalent provincial or foreign provision, (C) claimed, and shall not claim in their Tax Returns for any taxation year ending on the Closing Date, any reserve under any of Sections 40(1)(a)(iii) or 20(1)(n) of the ITA or any equivalent provincial provision of any amount could be included in the income of such Canadian Subsidiary for any period ending after the Closing Date in respect of any such reserve, or (D) deducted any amounts in computing its income in a taxation year which may be included in income in a subsequent year under Section 78 of the ITA.

                        (vii) None of the Purchased Stock is taxable Canadian property for purposes of the ITA.

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                        (viii)  Each of the Canadian Subsidiaries is not a
non-resident of Canada under the ITA.

        SECTION 5.9     OPERATION OF THE BUSINESS; SUFFICIENCY OF ASSETS.
Except as set forth on SCHEDULE 5.9, no part of the Business is operated by or through any Person other than the Controlled Purchased Companies. The Controlled Purchased Companies have good and marketable title to all of the assets owned or used by the Controlled Purchased Companies and, upon consummation of the transactions contemplated by this Agreement, such assets shall be free and clear of all Liens (other than Permitted Liens). The Sellers have good and marketable title to the Purchased Stock and Debt and, upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and marketable title to the Purchased Stock and Debt and all of the Sellers' right, title and interest in and under the Purchased Stock and Debt free and clear of all Claims, Liens and objections or equities of any kind. The assets owned or used by the Controlled Purchased Companies comprise all assets and services required for the continued conduct of the Business as now being conducted by the Controlled Purchased Companies. The assets owned or used by the Controlled Purchased Companies in connection with the Business are adequate for the purposes for which such assets are currently used or are held for use, and are in working repair and operating condition and there are no facts or conditions affecting such assets which could, individually or in the aggregate, interfere materially with the use or operation thereof as currently used or operated, or their adequacy for such use.

        SECTION 5.10 EQUIPMENT AND MACHINERY. SCHEDULE 5.10 sets forth a complete and correct list of each item of Equipment and Machinery and lists the owner thereof. The Controlled Purchased Companies have good title, free and clear of all Liens (other than Permitted Liens) and title defects of any kind to the Equipment and Machinery. The Controlled Purchased Companies hold good and transferable leaseholds in all of the Equipment and Machinery leased by the Controlled Purchased Companies, and each such lease is valid and enforceable. The Controlled Purchased Companies are not in default with respect to any item of leased Equipment and Machinery and no event has occurred that constitutes, or with due notice or lapse of time or both may constitute, a default under any lease thereof.

        SECTION 5.11 CUSTOMER RELATIONSHIPS. SCHEDULE 5.11 contains a true, accurate and complete list of the ten largest customer accounts, in terms of revenues to each of the Controlled Purchased Companies (a) for the calendar year ended December 31, 2000 and (b) for the year ended June 30, 2001, together with the dollar amount of revenue earned from each such customer during each of such periods. With respect to any such customer listed on SCHEDULE 5.11, no such customer has terminated or is expected to terminate a material portion of its normal business (based on past practice) with any of the Controlled Purchased Companies. No director or executive officer of any Seller or any Purchased Company, or any Affiliate of any of the foregoing, has any direct or indirect interest, either by way of equity ownership or otherwise, in any Person which competes with, is a customer of, or is a sales agent for, or is a party to any Contract with, any of the Controlled Purchased Companies.

        SECTION 5.12 LICENSES AND PERMITS. SCHEDULE 5.12 sets forth a true and complete list, including the owner or holder thereof, of all of the material licenses, permits, franchises, authorizations, registrations, approvals and certificates of occupancy (or their equivalent) ("GOVERNMENTAL AUTHORIZATIONS") issued or granted to any of the Controlled Purchased Companies by any Governmental Authority, including without limitation, those required under the Environmental Laws (collectively, the "LICENSES AND PERMITS"), and all pending applications therefor. Such scheduled Licenses and Permits comprise all of the Governmental Authorizations necessary or required for the operation of the Business as currently conducted. Except as set forth of SCHEDULE 5.12; Governmental Authorizations held by the Controlled Purchased Companies or used in connection with the Business have been duly obtained, are valid and in full force and effect, and are not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare any such Governmental Authorization invalid in any respect. Except as set forth on SCHEDULE 5.12, the Governmental Authorizations are owned or held, as applicable, by the applicable Purchased Company free and clear of all Liens.

        SECTION 5.13 COMPLIANCE WITH LAW. The operations of the Controlled Purchased Companies and their respective businesses have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all Governmental Authorities having jurisdiction over the Controlled Purchased Companies and their assets, properties and operations, except where the failure to do so would not have a material adverse effect on any of the Controlled Purchased Companies or the Purchased Stock or Purchased Debt or the ability to consummate the transactions contemplated by this Agreement. Except as set forth on SCHEDULE 5.13, no Seller nor any Purchased Company has received notice of any violation of any such law, regulation, order or other legal requirement, or are in default with respect to any order, writ, judgment, award, injunction or decree of any Governmental Authority.

        SECTION 5.14 LITIGATION. Except as set forth of SCHEDULE 5.14, there are no Claims pending or, to the Sellers' knowledge, threatened, before any Governmental Authority brought by or against any Seller or any of the Controlled Purchased Companies or the Sellers' or any of the Controlled Purchased' respective officers, directors, partners, employees, agents or Affiliates involving, affecting or relating to the Business, the Controlled Purchased Companies, or any of the Purchased Stock or Purchased Debt or the transactions contemplated by this Agreement. None of the Sellers nor any of the Controlled Purchased Companies are named in, or otherwise bound by, any order, writ, judgment, award, injunction or decree of any Governmental Authority that affects or may reasonably be expected to affect the Business, any of the Controlled Purchased Companies, any of the Purchased Stock or Purchased Debt, or that would interfere with the transactions contemplated by this Agreement.
SCHEDULE 5.14 lists all pending or to the Sellers' knowledge, threatened litigation brought by or against the Sellers, any of the Purchased Companies or their respective Subsidiaries with respect to the Business any of the Purchased Stock or Purchased Debt.

        SECTION 5.15    CONTRACTS.

                (a) SCHEDULE 5.15(a) sets forth a true and complete list of all of the contracts, agreements and other instruments and arrangements (whether written or oral) to which any of the Controlled Purchased Companies is a party or by which any of the Controlled Purchased Companies or any of the Purchased Stock or Purchased Debt is bound, in each case, which are of the nature described below or are otherwise material to the Business (collectively, the "CONTRACTS"), including but not limited to:

                        (i) arrangements relating to providing collection, transportation or disposal services for automobile, vehicle or other vehicle tires involving in excess of US$100,000 per year;

                        (ii) leases, licenses, permits, insurance policies, service contracts and other arrangements concerning or relating to real estate;

                        (iii) employment, consulting, collective bargaining or other similar arrangements relating to or for the benefit of current, future or former employees, agents, and independent contractors or consultants of the Controlled Purchased Companies;

                        (iv) agreements and instruments relating to the borrowing of money or obtaining of or extension of credit;

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                        (v)     material brokerage or finder's agreements;

                        (vi) contracts involving a sharing of profits or expenses;

                        (vii)   material acquisition or divestiture agreements;

                        (viii)  material service agreements;

                        (ix)    manufacturer's representative, or
distributorship agreements;

                        (x) arrangements limiting or restraining it from engaging or competing in any lines of business or with any Person; and

                        (xi)    documents granting a power of attorney.

                (b) All of the Contracts are in full force and effect and are valid, binding and enforceable against the parties thereto in accordance with their terms; provided that the agreements identified in Section 5.15(a)(x) may not be enforceable under all circumstances. The Sellers, the Controlled Purchased Companies and, to the best knowledge of the Sellers, each other party to the Contracts, has performed all obligations required to be performed by it to date under, and is not in default or delinquent in performance, status or any other respect (claimed or actual) in connection with, the Contracts, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. The enforceability of the Contracts will not be affected in any manner by the execution, delivery and performance of this Agreement or the other documents and instruments delivered in connection with this Agreement. The Sellers have delivered to the Buyer or its representatives true and complete originals or copies of all of the Contracts.

        SECTION 5.16 RECEIVABLES. All Accounts Receivable are reflected on SCHEDULE 5.16, were legally and validly incurred pursuant to bona fide transactions in the ordinary course of business consistent with past practices, and are current and Collectible in amounts not less than the aggregate amount thereof net of reserves reflected on the balance sheets of the Controlled Purchased Companies included in the Financial Statements as set forth on
SCHEDULE 5.16, and are not subject to any counterclaims or set-offs. The term "COLLECTIBLE" shall mean that not less than one hundred percent (100%) of the book value of such Accounts Receivable are payable within ninety (90) days of the applicable due date. None of the Sellers nor any Controlled Purchased Company has any knowledge of any fact or circumstance generally that would result in any material increase in the uncollectability of the Accounts Receivable as a class. SCHEDULE 5.16 sets forth, as of June 30, 2001, all of the Accounts Receivable, the Controlled Purchased Company to which such amount is owed, the amount owing and the aging of such receivable, the name and last known address of the party from whom such receivable is owing, and any security in favor of it for the repayment of such receivable which the Controlled Purchased Companies purport to have.

        SECTION 5.17    LABOR MATTERS.

                (a) SCHEDULE 5.17(a) sets forth a true, accurate and complete list containing the names of all employees who are employed by any of the Controlled Purchased Companies, or who otherwise provide substantially all of their services to the Controlled Purchased Companies, as of the date hereof (the "BUSINESS EMPLOYEES"), the employer of such Business Employee, the job designations of each such Business Employee, the compensation paid to each such Business Employee and the basis for such compensation, currently and for calendar year 2000.

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                (b)     None of the Controlled Purchased Companies is a party to
(i) any employment agreement or consulting agreement with any Person, (ii) any agreement, policy or past or present practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law), (iii) any collective bargaining agreement or other labor union contract, nor does any Seller know of any activities or proceedings of any labor union to organize any such employees of the Controlled Purchased Companies, (iv) or subject to any conciliation agreements, consent decrees or settlements with respect to their employees. The Sellers have furnished, or have caused to be furnished, to the Buyer complete and correct copies of all such agreements, contracts and policies (the "EMPLOYMENT AND LABOR AGREEMENTS"). None of the Controlled Purchased Companies has breached or otherwise failed to comply with any provisions of any of the Employment and Labor Agreements and there are no grievances outstanding thereunder. The transactions contemplated hereby do not cause or give rise to the payment of any severance or "change of control" payments to any employee of the Controlled Purchased Companies.

                (c) Each of the Controlled Purchased Companies is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment.

                (d) There is no unfair labor practice charge or complaint pending or to the knowledge of the Sellers, threatened before the National Labor Relations Board ("NLRB") or any other Governmental Authority relating to any of the Controlled Purchased Companies, including, without limitation, the Canada Industrial Relations Board and any labor relations board of any province or territory of Canada.

                (e) There is no labor strike, material slowdown or material work stoppage or lockout pending or to the knowledge of the Sellers threatened against or affecting any of the Controlled Purchased Companies, and none of the Controlled Purchased Companies has experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to their employees.

                (f) There is no representation, claim or petition pending before the NLRB or any other Governmental Authority, including, without limitation, the Canada Industrial Relations Board and any labor relations board of any province or territory of Canada, and no question concerning representation exists relating to the employees of any of the Controlled Purchased Companies.

                (g) There are no charges with respect to or relating to any of the Controlled Purchased Companies pending before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices.

                (h) None of the Sellers nor the Controlled Purchased Companies has received notice from any Governmental Authority responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of it relating to the Business and no such investigation is in progress.

                (i) Each Controlled Purchased Company has furnished to the Buyer a complete and accurate list of all its employee manuals, policies, procedures and work-related rules that apply to employees of any of the Controlled Purchased Companies ("EMPLOYEE POLICIES"). Each Controlled Purchased Company has provided the Buyer with copies of all of the written Employee Policies and a written description of all material unwritten Employee Policies. Each of the Employee Policies can be amended or terminated at will by the applicable Controlled Purchased Company.

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                (j)     None of the Sellers nor the Controlled Purchased
Companies has any liability in Canada for sick leave, vacation time, severance pay or similar items or any occupational disease of any of the employees, former employees or other Persons relating to any of the Controlled Purchased Companies.

        SECTION 5.18    EMPLOYEE PLANS.

                (a) SCHEDULE 5.18(a) sets forth a complete and correct list of all benefit plans and all employment, compensation, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, change of control or other benefit plans, programs or arrangements, in each case, which are maintained, contributed to or sponsored by any Seller on behalf of any current or former employees of the Business or by any of the Controlled Purchased Companies, or for which any of the Controlled Purchased Companies have any liability, contingent or otherwise (collectively, the "BENEFIT PLANS").

                (b) The Benefit Plans have been operated and administered in all material respects in accordance with their terms and the applicable requirements of the Code and applicable law, except for such failures as would not reasonably have a material adverse effect on any of the Controlled Purchased Companies. All contributions and all payments required to have been made to or under any Benefit Plan have been properly made, except for such failures as would not have a material adverse effect on any of the Controlled Purchased Companies.

                (c) No Benefit Plan is subject to Title IV of ERISA or is a multi-employer plan within the meaning of Section 3(37)(A) of ERISA. None of the Sellers nor any of the Controlled Purchased Companies, nor any trade or business (whether or not incorporated) which is or has ever been treated as a single employer with the Controlled Purchased Companies under Section 414(b), (c), (m) or (o) of the Code ("ERISA AFFILIATES"), has incurred any liability under Title IV of ERISA or Section 412 of the Code, except for such liability that has been paid in full.

                (d) There is no Claim (excluding claims for benefits incurred in the ordinary course consistent with past practices) that is pending or to the Sellers' knowledge threatened with respect to any of the Benefit Plans.

                (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any current or former employee or consultant of the any of the Controlled Purchased Companies, (ii) increase any benefits under any Benefit Plan, or (iii) result in the acceleration of the time of payment, vesting or other rights with respect to any benefits under any Benefit Plan.

                (f) All pension plans maintained or required to be maintained by the Controlled Purchased Companies are duly registered under, and have been maintained in accordance with, all applicable laws.

        SECTION 5.19 INSURANCE. SCHEDULE 5.19 lists the fidelity bonds and the aggregate coverage amount and type and generally applicable deductibles of all insurance policies insuring, or maintained by, the Controlled Purchased Companies (the "INSURANCE POLICIES") or the Sellers with respect to the Business. The Insurance Policies (together with all riders and amendments thereto) are in full force and effect and all premiums due on the Insurance Policies have been paid. The Controlled Purchased Companies have complied with the provisions of the Insurance Policies. Neither the Sellers nor any of the Controlled Purchased Companies has received any written notice canceling or threatening to cancel or

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refusing to renew any of the Insurance Policies. The rights of the insured under the Insurance Policies will not be terminated or adversely affected by the transactions contemplated hereby. The Controlled Purchased Companies shall maintain the coverage under all Insurance Policies in full force and effect through and including the Closing Date. The Sellers have delivered to the Buyer or its representatives true and complete originals or copies of all of the Insurance Policies. The Insurance Policies are sufficient to comply with all requirements of applicable law, Contracts and Licenses and Permits, and are in amounts and coverages customary in the industry for similarly situated companies.

        SECTION 5.20    OWNED REAL PROPERTY; LEASED REAL PROPERTY.

                (a)     (i)     SCHEDULE 5.20(a)(i) sets forth a complete and
accurate description of the real property owned by any of the Controlled Purchased Companies (the "OWNED REAL PROPERTY"). Except as may be indicated on the title insurance policies covering the Owned Real Property, the applicable Controlled Purchased Company has good, indefeasible and marketable fee simple title to the Owned Real Property. The Sellers have delivered to the Buyer or its representatives true and complete originals or copies of all of the existing title insurance policies covering the Owned Real Property.

                        (ii) Except as set forth in the title policies covering the Owned Real Property, (the "PERMITTED ENCUMBRANCES"), the Owned Real Property is not subject to any Liens (other than Permitted Liens). All Liens listed on SCHEDULE 5.20(a)(ii) shall be satisfied and discharged on or prior to the Closing Date unless otherwise indicated on SCHEDULE 5.20(a)(ii). All building, structures and improvements on the Owned Real Property and the operations therein conducted conform in all material respects to all applicable zoning and building laws, Environmental Laws, ordinances and administrative regulations, and neither the Sellers nor any of the Controlled Purchased Companies has received any notice of violation of the foregoing from any Governmental Authority, and all such buildings, structures, improvements and fixtures are in good order, condition and repair.

                        (iii) None of the Sellers nor any of the Controlled Purchased Companies has received any written notice (and none of Sellers' Senior Management has received notice of any kind, whether written or otherwise), nor has any knowledge that any operations on or uses of the Owned Real Property constitute non-conforming uses under any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements. None of the Sellers nor any of the Controlled Purchased Companies has knowledge of or has received any written notice (and none of Sellers' Senior Management has received notice of any kind, whether written or otherwise) of any pending or contemplated rezoning proceeding affecting the Owned Real Property.

                        (iv) The Owned Real Property has access to public roads, streets or the like or valid easements over private streets, roads or other private property providing ingress to and egress from such Owned Real Property.

                        (v) None of the Sellers nor any of the Controlled Purchased Companies has received any written notice (and none of Sellers' Senior Management has received notice of any kind, whether written or otherwise) from any utility company or municipality of any fact or condition which could reasonably be expected to result in the discontinuation of presently available or otherwise necessary sewer, water, electric, gas, telephone or other utilities or services for the Owned Real Property. The Owned Real Property has adequate rights of access to all water, sewer, sanitary sewer and storm drain facilities and community services. All public utilities necessary or convenient to the full use, occupancy, disposition and enjoyment of the Owned Real Property are located in the public right-of-way abutting the Owned Real Property and all such utilities are connected so as to serve the Owned Real Property without passing over other property.

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                        (vi)    Neither the Sellers nor any of the Controlled
Purchased Companies have knowledge of any proposed reassessment of the Owned Real Property by the local taxing agencies, and there is no pending or threatened special assessment, tax reduction proceeding or other action which could reasonably be expected to increase or decrease real property taxes or assessments against the Owned Real Property.

                (b) The Owned Real Property is not subject to any right or option of any other Person to purchase or lease or otherwise obtain title to an interest in the Owned Real Property. No Person other than the applicable Controlled Purchased Companies has any right to use, occupy or lease any of the Owned Real Property.

                (c) A list of all of the leases (the "LEASES") affecting any real property with respect to which any of the Controlled Purchased Companies is a lessor or lessee is set forth on SCHEDULE 5.20(c) (the "LEASED REAL PROPERTY"). SCHEDULE 5.20(c) sets forth the lessor, lessee, commencement date, termination date, renewal or expansion options (if any), options to purchase such Leased Real Property and annual rents for each Lease and the amount of any security deposit delivered pursuant to such Lease. Each of the Leases is valid and enforceable in accordance with its terms and is in full force and effect. The Sellers have delivered to the Buyer true and complete copies of each Lease and all documents relating to such Leases including, without limitation, any non-disturbance and recognition agreements, subordination agreements, attornment agreements and agreements regarding the term or rental of any of the Leases. None of the Controlled Purchased Companies, nor any other party to any Lease, is in default of its obligations thereunder or has delivered or received any written notice (and none of Sellers' Senior Management has delivered or received notice of any kind, whether written or otherwise) of default under any Lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any Lease.

                (d) The plumbing, electrical, heating, air conditioning, ventilating and all other mechanical or structural systems of all buildings and structures located on the Owned Real Property and the Leased Real Property are in good order, condition and repair and the roof, basement and foundation walls of all buildings and structures located on the Owned Real Property and the Leased Real Property are free of leaks and other defects that would have an adverse effect on their continued use and are suitable for their actual current use. The applicable Controlled Purchased Companies are in possession of valid certificates of occupancy with respect to all buildings and structures located on the Owned Real Property and the Leased Real Property.

                (e) There are no proceedings in eminent domain or other similar proceedings pending which affect any of the Owned Real Property and the Leased Real Property nor, to the knowledge of the Sellers, is any such matter threatened. Except as disclosed on SCHEDULE 5.20(e), there exists no writ, injunction, decree, order or judgment outstanding relating to the ownership, lease, use, occupancy or operation of any Owned Real Property or any Leased Real Property, nor to the knowledge of the Sellers, is any such matter threatened.

                (f) None of the Sellers nor any of the Controlled Purchased Companies has received written notice (and none of Sellers' Senior Management has received notice of any kind, whether written or otherwise) of any violation of any applicable statutes, laws, ordinances, regulations, permits or other requirements of any government, or any agency body or subdivision thereof, pertaining to the use, operation, or construction of the Owned Real Property or the Leased Real Property (including, without limitation, those relating to zoning, building, fire, health and safety, environmental control and safety, or the Americans with Disabilities Act or other similar state, provincial, local or foreign legislation) and no such violations exist.

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                (g)     None of the Sellers nor any of the Controlled Purchased
Companies has received written notice (and none of Sellers' Senior Management has received notice of any kind, whether written or otherwise) from any of its insurance carriers of any defects or inadequacies in any Owned Real Property or any Leased Real Property which, if not corrected, would result in termination of any Insurance Policy or insurance coverage therefore or an increase in the cost thereof.

                (h) The buildings, driveways and all other structures and improvements upon the Owned Real Property and the Leased Real Property are within the boundary lines of such property or have the benefit of valid easements and there are no encroachments thereon that would adversely affect the use thereof.

        SECTION 5.21 ENVIRONMENTAL MATTERS. The Buyer and the Sellers each agree that the only representations and warranties of the Sellers herein as to any environmental matters are those contained in this Section 5.21. Without limiting the generality of the foregoing, the Buyer specifically acknowledges that the representations and warranties contained in Sections 5.12, 5.13 and
5.14 do not relate to environmental matters.

                (a) All of the Licenses and Permits required under Environmental Laws for the operation of the Business have been obtained and maintained in effect in good standing by the Controlled Purchased Companies. No material change in the facts or circumstances reported or assumed in the applications for such Licenses and Permits exists. The Controlled Purchased Companies are in compliance, and at all times have complied, with all Environmental Laws applicable to the operations associated with the Business, the transactions contemplated by this Agreement, the Owned Real Property, the Leased Real Property and each of the properties formerly owned, leased or operated by them with respect to the periods during which such entities owned, leased or operated such properties (the "FORMER REAL PROPERTY") and with all of the Licenses and Permits (including, without limitation, all filing and reporting requirements under all applicable Environmental Laws). Except as set forth on SCHEDULE 5.21(d), no Seller or Controlled Purchased Company, nor any of their respective Subsidiaries has received any notice of any violation with respect to any of such Licenses or Permits, which violations are outstanding or uncured as of the date hereof, and no proceeding is pending, or to the knowledge of the Sellers, threatened, to revoke or limit any of such Licenses or Permits. All of such Licenses and Permits are listed on SCHEDULE 5.21(a).

                (b) None of the Controlled Purchased Companies has performed or suffered any act which could give rise to, or has otherwise incurred, liability to any Person, including itself, under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. ("CERCLA") or any other Environmental Law, nor do the Sellers or any of the Controlled Purchased Companies have notice of any such liability or any Claim therefore or submitted notice pursuant to Section 103 of CERCLA to any governmental agency nor provided information in response to a request for information pursuant to Section 104(e) of CERCLA or any analogous state or local information gathering authority.

                (c) No Hazardous Substance has been Released on, placed, dumped, disposed of, manufactured, stored or otherwise come to be located in, on, at, beneath or near any of the Owned Real Property, the Leased Real Property or the Former Real Property or any surface waters or groundwaters thereon or thereunder in excess of the levels prescribed or permitted under Environmental Laws.

                (d) Except as set forth on SCHEDULE 5.21(d), there have not been and are no aboveground or underground storage tanks, polychlorinated biphenyls or asbestos-containing materials located at or within the Owned Real Property, the Leased Real Property or the Former Real Property.

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                (e)     None of the Owned Real Property, the Leased Real
Property or the Former Real Property is identified or, to the Sellers' knowledge, proposed for listing on the National Priorities List under 40 C.F.R. Section300 Appendix B, the Comprehensive Environmental Response Compensation and Liability Inventory System ("CERCLIS") or any analogous list of any Government Authority and none of the Sellers nor any of the Controlled Purchased Companies is aware of any conditions on such properties which, if known to a Governmental Authority, would qualify such properties on any such list.

                (f) The Sellers have furnished, or caused to be furnished, to the Buyer copies of all environmental studies, assessments or reports relating to any of the Controlled Purchased Companies, the Leased Real Property, the Owned Real Property and the Former Real Property in its possession or under its control.

                (g) Except as set forth of SCHEDULE 5.21(g), none of the Owned Real Property, the Leased Real Property or the Former Real Property, or any current or previous business operations conducted by any of the Controlled Purchased Companies, is the subject of any pending or threatened investigation or judicial or administrative proceeding, notice, decree or settlement respecting any actual, potential or alleged violation of any Environmental Law, or any Releases of Hazardous Substances into any surface water, ground water, drinking water supply, soil, land surface, subsurface strata, or ambient air, or in the workplace at a level that exceeds standards established by an applicable Governmental Authority (collectively, the "ENVIRONMENT"). None of the Sellers, nor any Controlled Purchased Company, nor any of their respective Subsidiaries has received from any Governmental Authority, insurance company or other Person: any request for information that a Seller, Controlled Purchased Company or Subsidiary thereof is the subject of an investigation under Environmental Laws; notice of any potential or alleged violations of any Environmental Laws or of any proposed order under any Environmental Laws; or any order or proposed order requiring any of such parties to prepare studies, action plans, or clean-up strategies as required by any Environmental Law because of any Environmental Condition on any of the Owned Real Property, the Leased Real Property or the Former Real Property.

                (h) None of the Sellers, with respect to the Business, nor any of the Controlled Purchased Companies has reported any violation of any applicable Environmental Law to any Governmental Authority; and no Releases have occurred on any of the Owned Real Property, Leased Real Property or Former Real Property, which would require the Controlled Purchased Companies to report to any Governmental Authority under any Environmental Laws.

                (i) None of the Controlled Purchased Companies has sent, transported, or directly arranged for the transport of any garbage, solid waste or Hazardous Substance, whether generated by the Controlled Purchased Companies or another Person, to any site listed on the National Priorities List or, proposed for listing on the National Priorities List or to a site included on the CERCLIS list or any analogous state list of sites.

                (j) Except as set forth on SCHEDULE 5.21(j), there is not now, nor has there ever been, on or in any Owned Real Property, Leased Real Property or Former Real Property, any generation, treatment, recycling, storage or disposal of any hazardous waste, as that term is defined under 40 C.F.R. Part 261 or any state or foreign equivalent, including, without limitation, the Environmental Management and Protection Act (Saskatchewan) and the Environmental Protection Act (Ontario), except in accordance with Environmental Laws.

        SECTION 5.22    INTELLECTUAL PROPERTY AND OTHER TANGIBLE ASSETS.
Except as indicated on SCHEDULE 5.22, the applicable Controlled Purchased Companies own, or have a valid license to use all domestic and foreign patents, patent rights, patents pending, patent applications and registrations,

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industrial designs, trademarks, trademark rights, trademark applications, trademark registrations, trade names, trade name rights, domain names, service marks, copyrights, computer software, databases, licenses and other proprietary rights and all know how relating to the foregoing (collectively, the "INTELLECTUAL PROPERTY") owned, licensed or used by any of the Controlled Purchased Companies (the "PURCHASED INTELLECTUAL PROPERTY"), in the manner currently used by them. Schedule 5.22 contains a list of the Purchased Intellectual Property which is registered and indicates the owner and/or licensee and registration status and registration number thereof. The Purchased Intellectual Property is valid and none of the Sellers nor any of the Controlled Purchased Companies has received, or has knowledge of, any challenges to the validity thereof. To the knowledge of the Sellers, none of the Controlled Purchased Companies is infringing upon or in violation of the Intellectual Property of any other Person. To the knowledge of the Sellers and the Controlled Purchased Companies, none of the Purchased Intellectual Property is being infringed upon by any Person or is otherwise used or available for use by any Person other than the Controlled Purchased Companies.

        SECTION 5.23    ORGANIZATIONAL DOCUMENTS. Copies of the
certificates of incorporation or articles or certificates of formation, as applicable, of each of the Purchased Companies (as certified by a Governmental Authority of the jurisdiction of their respective organization) and copies of the by-laws or operating agreements of each of the Purchased Companies and all amendments thereto and all other Organizational Documents of each of the Purchased Companies have been delivered to the Buyer, and such copies, as so amended, are true, complete and accurate. None of the Controlled Purchased Companies is in violation of any of its respective Organizational Documents.

        SECTION 5.24    UNLAWFUL OR UNDISCLOSED PAYMENTS. None of the
Sellers, with respect to the conduct of the Business, nor any of the Controlled Purchased Companies, nor any Person acting on behalf of any of them, has made any payments or otherwise provided any benefits, direct or indirect, to any customer, supplier, Governmental Authority or otherwise, or to any employee or agent thereof, for the purpose of acquiring purchase or sales relationships, or otherwise, that:

                (a) may be unknown or undisclosed to the employers of any Persons who received any such payments;

                (b)     are unlawful, in any respect; or

                (c) are not fully disclosed as such on the books and records of the Sellers or the Controlled Purchased Companies (and have been disclosed in writing to the Buyer).

        SECTION 5.25 DISCLOSURE OF CONFIDENTIAL INFORMATION TO OTHERS; NON-COMPETITION AGREEMENTS.

                (a) There are no currently existing and effective Contracts to which any Seller or any of the Controlled Purchased Companies is a party and which restrict any of them from engaging in the Business as currently, or currently proposed to be, conducted or from competing with any other Person.

                (b) There are no non-disclosure or similar such agreements to which any of the Controlled Purchased Companies is a party that binds any of them with respect to information provided to a Controlled Purchased Company.

                (c) There are no non-disclosure, non-competition or similar such agreements with respect to which any of the Controlled Purchased Companies is a beneficiary.

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        SECTION 5.26    ACCURACY OF INFORMATION. None of the representations,
warranties or statements contained in this Article V, or in any of the exhibits hereto or any certificate delivered to Buyer pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements, in light of the circumstances under which they were made, not misleading.

        SECTION 5.27 CLOSURE BONDS. SCHEDULE 5.27 sets forth a description of all of the "closure bonds" issued to or on behalf of, guaranteed by or otherwise controlled by any of the Controlled Purchased Companies, or by any of the Sellers with respect to the Business to be transferred to the Buyer (the "CLOSURE BONDS").

        SECTION 5.28 RTO. Seller acknowledges and agrees that Buyer's current intention is to cause all of the membership and other interests of Recovery Technology Operations, LLC, an Illinois limited liability company, held by RTG to be transferred to Holdco 2 LLC after the Closing.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

        The Buyer hereby represents and warrants to the Sellers as follows:

        SECTION 6.1 CORPORATE ORGANIZATION. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own its properties and assets as now conducted.

        SECTION 6.2 CAPITALIZATION OF THE BUYER. Other than the funds managed or controlled by Angelo, Gordon & Co., L.P. and its Affiliates, and certain members of management of RTG, New Heights and their Subsidiaries, no person or entity is a member of the Buyer and there are no Rights requiring the admission of any Person as a member of Buyer, and there are no contracts or other agreements by which any person has a right to become a member of the Buyer. Neither the Buyer nor, to the Buyer's knowledge, its members, is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any membership interest of Buyer.

        SECTION 6.3 AUTHORIZATION AND VALIDITY OF AGREEMENTS. The Buyer has all requisite corporate power and authority to enter into this Agreement and the other agreements and instruments delivered by the Buyer under this Agreement and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other agreements and instruments delivered by the Buyer under this Agreement and the performance of the Buyer's obligations hereunder and thereunder have been duly authorized by all necessary action by the members of the Buyer, and no other limited liability company proceedings on the part of the Buyer is necessary to authorize such execution, delivery and performance. This Agreement and the other agreements and instruments delivered by the Buyer under this Agreement have been duly executed by the Buyer and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms.

        SECTION 6.4 NO CONFLICT OR VIOLATION. The execution, delivery and performance by the Buyer under this Agreement and the other agreements and instruments delivered by it pursuant to this Agreement do not and will not violate or conflict with any provision of the Organizational Documents of the Buyer and do not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute

(with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Buyer is a party or by which it is bound or to which any of its properties or assets is subject.

        SECTION 6.5 CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement on behalf of the Buyer do not require the consent, waiver, authorization or approval of any Governmental Authority or of any other Person.

        SECTION 6.6 INVESTMENT PURPOSES. The Buyer is acquiring the Purchased Stock and Debt for its own account for investment and not with a view to the distribution thereof, and agrees that it shall not make any sale, transfer or other disposition of such Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations thereunder.

                                   ARTICLE VII

                             [INTENTIONALLY OMITTED]

                                  ARTICLE VIII
                            COVENANTS OF THE SELLERS

        SECTION 8.1     CONDUCT OF BUSINESS PRIOR TO THE CLOSING DATE.

                (a) Without the prior written consent of the Buyer, between the date hereof and the Closing Date, the Sellers shall not, and shall cause the Controlled Purchased Companies not to, except (1) as required or expressly permitted pursuant to the terms hereof, (2) as set forth on SCHEDULE 8.1(a), or
(3) the prior written consent of the Buyer:

                        (i) make any material change in the conduct of the Business or enter into any transaction other than in the ordinary course of business consistent with past practices;

                        (ii) make any sale, transfer, or other conveyance of any assets of any of the Controlled Purchased Companies in an amount greater than US$10,000, other than in the ordinary course of business consistent with past practices (except as otherwise provided in subclause (xii) of this SECTION 8.1(a));

                        (iii) subject any of the assets owned by the Controlled Purchased Companies to any Lien;

                        (iv) pay, lend or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its Affiliates with respect to the Controlled Purchased Companies, other than in the ordinary course of business consistent with past practices (except as otherwise provided in subclause (xii) of this SECTION 8.1(a));

                        (v) take any action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct;

                        (vi) write down or write off as uncollectable any of the Accounts Receivable;

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

                        (vii) settle, release or forgive any Claim or litigation or waive any right thereto with respect to the Controlled Purchased Companies or the Business except claims that are Seller Liabilities (provided, however, that any liability resulting from any such settlement, release or forgiveness shall constitute a Seller Liability);

                        (viii) make, enter into, modify, amend in any material respect or terminate any of the Contracts, bids or expenditures with respect to the Business involving an expenditure of more than US$50,000, other than as set forth in Section (viii) of SCHEDULE 8.1(a), which agreements the Sellers may continue to negotiate and enter into for so long as they exercise commercially reasonable judgment and keep the Buyer informed as to progress and terms;

                        (ix) make, change or revoke any election or method of accounting with respect to the Taxes affecting or relating to the Controlled Purchased Companies;

                        (x) enter into, or permit to be entered into, any closing or other agreement or settlement with respect to the Taxes affecting or relating to the Controlled Purchased Companies;

                        (xi) adopt any new employee benefit plan or arrangement for Business Employees, or increase the compensation of Business Employees;

                        (xii) cause or permit the Controlled Purchased Companies to distribute or pay, or authorize the distribution or payment by the Controlled Purchased Companies of, any cash or other assets or property to Sellers or any of their Affiliates, except with respect to (A) the payment of US$810,220, reduced by applicable withholding taxes, by RT Canada to Casella, KTI Environmental Group and Affiliates of Casella of accrued management fees and accrued interest on intercompany loans; provided, however, concurrently with the payment of such accrued management fees and interest, Casella shall make an intercompany loan to RT Canada of US$810,220; and (B) Seller Distributions; or

                        (xiii)  commit to do any of the foregoing.

                (b) From and after the date hereof through the Closing Date, the Sellers shall, and shall cause the Controlled Purchased Companies, to:

                        (i) continue to maintain, in all material respects, the Business in accordance with present practice in a condition suitable for their current use;

                        (ii) file, when due or required, its Federal, state, foreign and other Tax Returns required to be filed and pay when due all the Taxes, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

                        (iii) keep, and cause the Controlled Purchased Companies to keep, the Files and Records in the ordinary course consistent with past practices;

                        (iv) use commercially reasonable efforts to continue, and to cause the Controlled Purchased Companies to continue, to maintain existing business relationships with customers with respect to the Business;

                        (v) pay and satisfy when due all payables and payroll expenses of the Purchased Companies as and when due consistent with past practice; and

                        (vi) notify the Buyer no later than three (3) Business Days following the date of any notice or other communication from any Governmental Authority, in connection with the transactions contemplated by this Agreement.

        SECTION 8.2 CONSENTS AND APPROVALS. Prior to the Closing, the Sellers (a) shall, at its own cost and expense, use commercially reasonable efforts to obtain all necessary consents, waivers, authorizations, and approvals of all Governmental Authorities and all other Persons required in connection with the execution, delivery and performance by the Sellers of this Agreement and the other agreements and instruments required to consummate the transactions contemplated hereby and (b) shall diligently assist and cooperate with the Buyer in preparing and filing all documents, including permits, transfers, modifications and applications required to be submitted by the Buyer to any Governmental Authority, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained by the Buyer in connection with such transactions (which assistance and cooperation shall include, without limitation, timely furnishing to the Buyer all information concerning the Sellers that counsel to the Buyer determines is required to be included in such documents or would be helpful in obtaining any such consent, waiver, notation, authorization or approval).

        SECTION 8.3 ACCESS TO PROPERTIES AND RECORDS. The Sellers shall afford to the Buyer, and to its accountants, counsel, prospective lenders, agents and representatives, upon reasonable notice, full access during normal business hours throughout the period from the date hereof through the Closing Date to all Owned Real Property, Leased Real Property, operations, books, Contracts and Files and Records (including but not limited to Tax Returns and correspondence with accountants) of the Controlled Purchased Companies and, during such period, shall furnish promptly to the Buyer all other information concerning the Business and its properties and personnel as the Buyer may reasonably request; provided, that no investigation or receipt of information pursuant to this Section 8.3 shall qualify any representation or warranty of the Sellers or the conditions to the obligations of the Buyer.

        SECTION 8.4 GOVERNMENTAL FILINGS. As soon as practicable, the Sellers and the Buyer shall make any and all filings and submissions to any Governmental Authority which are required to be made in connection with the transactions contemplated hereby. The Sellers shall furnish to the Buyer such information and assistance as the Buyer may reasonably request in connection with the preparation by them of any such filings or submissions. The Sellers shall supply the Buyer and the Buyer shall supply the Sellers with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or its representatives, on the one hand, and any Governmental Authority or members of their respective staffs, on the other hand, with respect to this Agreement or the transactions contemplated hereby.

        SECTION 8.5     NON-COMPETE AND NON-SOLICITATION PROVISIONS;
CONFIDENTIALITY.

                (a) Each of the Sellers, for itself and on behalf of each of its direct and indirect Subsidiaries (the "SELLER GROUP"), agree that, without the prior written consent of the Buyer, for a period of five (5) years after the Closing Date, none of the Seller Group shall, within the United States, Canada or Mexico, directly or indirectly (whether as a stockholder, director, officer, employee, principal, member, manager, agent, trustee, partner, joint venturer, financing source, consultant or employee or in any other capacity whatsoever), engage in the business of collecting, processing and recycling automobile, truck and other vehicle tires, provided that the Sellers shall be entitled to (i) collect and shred automobile, truck and other vehicle tires to the extent permitted by the Holdco 1 Stockholder Agreement and (ii) collect and dispose of automobile, truck and other vehicle tires in connection with and incidental to their municipal solid waste programs.

                (b) The Sellers acknowledge and agree that the value to the Buyer of the transactions contemplated by this Agreement would be substantially diminished if the Sellers or any member of the Seller Group were to solicit the employment of any employees of a Seller or a Purchased Company on the date hereof or on or after the Closing Date. The Sellers and each member of the Seller Group agree, that, without the prior written consent of the Buyer, for the five (5) year period commencing on the Closing Date, they will not, except by general advertising not targeted or directed at any employees of the Purchased Companies, make, offer, solicit or induce to enter into, any written or oral arrangement, agreement or understanding regarding employment or retention as a consultant with any person who is, on the date hereof or on or after the Closing Date, an employee of any of the Controlled Purchased Companies.

                (c) The Sellers recognize and acknowledge that information about the Controlled Purchased Companies and the Business or relating to the services provided by the Controlled Purchased Companies or any phase of their operations or business or financial affairs that is not a matter of public record, including, without limitation, techniques, know-how, plans, contracts, business methods, strategies, technologies, trade secrets, customers, subscribers, distributors, suppliers, inventions and computer programs (collectively, the "CONFIDENTIAL INFORMATION"), is not generally known to its competitors. Notwithstanding the foregoing, Confidential Information shall not include any information which is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. Accordingly, the Sellers will not, at any time after the date hereof, directly or indirectly, without the prior written consent of the Buyer: (i) use any Confidential Information for its own benefit; or (ii) except as may be required by law, divulge, disclose or make accessible any of the Confidential Information or any part thereof to any Person for any reason or purpose whatsoever. In the event that a Seller becomes legally compelled to disclose any of the Confidential Information, such Seller will provide the Buyer with prompt notice so that the Buyer may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 8.5(c). In the event that such protective order or other remedy is not obtained, or that the Buyer waives compliance with this Section 8.5(c), the Sellers will furnish only that portion of the Confidential Information which is legally required.

                (d) The Sellers specifically acknowledge and agree that the value to the Buyer of the transactions contemplated by this Agreement would be substantially diminished if any of the Sellers or any member of the Seller Group does not comply in all respects with this Section 8.5, and the Sellers have agreed to the covenants set forth in this Section 8.5 as an inducement to the Buyer to enter into this Agreement. The Sellers acknowledge that the Buyer would not purchase the Purchased Stock or Purchased Debt but for the agreements and covenants of the Sellers set forth in this Section 8.5. The Sellers acknowledge and agree that the covenants set forth in this Section 8.5 are commercially reasonable and reasonably necessary to protect the interests the Buyer intends to acquire hereunder. The Buyer and the Sellers agree that the Buyer will suffer substantial damages in the event of a breach of the provisions of this Section 8.5, the amount of which may be difficult to establish promptly and with certainty. The Sellers acknowledge and agree that a monetary remedy for a breach of the covenants set forth in this Section 8.5 hereof may be inadequate and further agree that such a breach would cause the Buyer irreparable harm, and that the Buyer shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

                (e) If a court of competent jurisdiction determines that any of the provisions of this Section 8.5 is unenforceable because of the scope, duration or area of applicability of such provision(s), it is the intention of the parties that the court making such determination (i) shall modify such scope, duration or area, or all of them, only to the extent required to cause such provisions to be deemed enforceable; and (ii) that such provision(s) as so modified shall then be deemed by such court to be applicable and enforceable in such modified form and shall be enforced.

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        SECTION 8.6     DISCLOSURE. Until the Closing, the Sellers shall have
the continuing obligation to promptly supplement or amend the written disclosures being made pursuant to this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such written disclosures; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such supplemental disclosure shall not be deemed to have been disclosed as of the date of this Agreement for purposes of Section 14.1 (in which case Casella shall reimburse Buyer for all of its Transaction Expenses pursuant to Section 16.4 if the transactions contemplated by this Agreement are not consummated as a result of any of the matters not disclosed in writing to Buyer pursuant to this Agreement as of the date hereof), but if the Closing occurs, such disclosure shall be deemed to have been disclosed for purposes of Section 12.1. Until the Closing, Casella shall promptly give to the Buyer written notice upon learning of or having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant contained in this Agreement, which notice shall identify and describe the breach in reasonable detail.

        SECTION 8.7 RECONCILED DISTRIBUTIONS. Sellers shall provide to Buyer all information necessary or otherwise requested by Buyer to determine the amount of the Reconciled Distributions and the Seller Distributions.

        SECTION 8.8 CONTINUED USE OF SELLERS' FACILITIES. Sellers shall permit Buyer and the Purchased Companies (without any cost to the Buyer or any of the Purchased Companies) to use all of the Intellectual Properties of the Sellers (including, without limitation, the management information systems of the Sellers) currently being used by the Purchased Companies for a period of 90 days after the Closing Date in the same manner as currently being used by the Purchased Companies.

                                   ARTICLE IX
                             COVENANTS OF THE BUYER

        SECTION 9.1 ACTIONS PRIOR TO THE CLOSING DATE. Between the date hereof and the Closing Date, the Buyer shall not take any action which shall cause it to be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement. The Buyer shall use its commercially reasonable efforts to perform all its obligations and satisfy all conditions to Closing to be performed or satisfied by it under this Agreement as soon as practicable, but in no event later than the Closing Date. Until the Closing, the Buyer shall promptly give to Casella written notice upon learning of or having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of the Buyer contained in this Agreement, which notice shall identify and describe the breach in reasonable detail.

        SECTION 9.2 CONFIDENTIALITY. The Buyer recognizes and acknowledges that all information about the Purchased Companies and the Business or relating to the services provided by the Purchased Companies or any phase of their operations or business or financial affairs that is not a matter of public record, including, without limitation, techniques, know-how, plans, contracts, business methods, strategies, technologies, trade secrets, customers, subscribers, distributors, suppliers, inventions and computer programs (collectively, the "SELLER CONFIDENTIAL INFORMATION"), is not generally known to its competitors. Notwithstanding the foregoing, Seller Confidential Information shall not include any information which is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. Accordingly, the Buyer will not, at any time prior to the Closing Date, except as necessary for the consummation of the transactions contemplated hereby, directly or indirectly, without the prior written consent of Casella: (i) use the Seller Confidential Information for its own benefit; (ii) except as may be required by law, divulge, disclose or make accessible the Seller Confidential Information or any part thereof to any Person for any reason or purpose whatsoever; or (iii) render any services to any Person to whom the Seller Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed by or at the instance of the Buyer. In the event that the Buyer becomes legally compelled to disclose the Seller Confidential Information, the Buyer will provide Casella with prompt notice so that the Sellers may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 9.2. In the event that such protective order or other remedy is not obtained, or that Casella waives compliance with this Section 9.2, the Buyer will furnish only that portion of the Seller Confidential Information which is legally required. The Buyer acknowledges and agrees that the covenants set forth in this Section 9.2 are commercially reasonable and reasonably necessary to protect the interests of the Sellers hereunder. The Buyer agrees that the Sellers will suffer substantial damages in the event of a breach of the provisions of this Section 9.2, the amount of which may be difficult to establish promptly and with certainty. The Buyer acknowledges and agrees that a monetary remedy for a breach of the covenants set forth in this Section 9.2 hereof may be inadequate and further agrees that such a breach would cause the Sellers irreparable harm, and that the Sellers shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages. If a court of competent jurisdiction determines that any of the provisions of this Section 9.2 is unenforceable because of the scope, duration or area of applicability of such provision(s), it is the intention of the parties that the court making such determination (i) shall modify such scope, duration or area, or all of them, only to the extent required to cause such provisions to be deemed enforceable; and (ii) that such provision(s) as so modified shall then be deemed by such court to be applicable and enforceable in such modified form and shall be enforced.

        SECTION 9.3 CONSENTS AND APPROVALS. The Buyer shall, at its cost and expense, use reasonable efforts to obtain all necessary consents and approvals of third parties required to be obtained by it to effect the transactions contemplated by this Agreement.

        SECTION 9.4 ACCESS TO PROPERTIES. The Sellers, its agents, employees, consultants and representatives shall have access to the Leased Real Property and Owned Real Property during normal business hours (or such other times as the parties hereto may mutually agree) subsequent to the Closing with right to conduct inspections, surveys, sampling, test borings, well installation, removal, containment, treatment or remediation of Hazardous Substances (hereafter, "Work") to the extent such Work is required by applicable law and pursuant to this Agreement; provided, however, that the Seller shall provide the Buyer with reasonable prior notice of the Work (but not less than 5 Business Days), and any such Work shall be performed in a manner that does not unreasonably interfere with the Buyer's ownership or use of the Lease Real Property and Owned Real Property. Seller shall provide Buyer a copy of each final report prepared in connection with the Work.

                                    ARTICLE X
                                      TAXES

        SECTION 10.1    TAX RETURNS.

                (a) For any Pre-Closing Tax Period that is not part of a Straddle Period, the Sellers shall or shall cause the Controlled Purchased Companies to, timely prepare and file with the appropriate authorities all income Tax Returns required to be filed by or with respect to the Controlled Purchased Companies regardless of the due date of such Tax Returns, and shall pay or cause to be paid all Taxes shown to be due or required to be paid on such Tax Returns. The Sellers also shall prepare and timely file, or cause the Controlled Purchased Companies to prepare and timely file, all other Tax Returns required to be filed by or with respect to the Controlled Purchased Companies that are due on or before the Closing Date, and the Sellers shall pay all Taxes shown to be due or required to be paid on such Tax Returns. The Sellers shall include the income of the Controlled Purchased Companies (to the extent such Controlled Purchased Companies are members of the Sellers' "Affiliated Group") (within the meaning of Section 1504(a) of the Code)) for all Pre-Closing Tax Periods (including any deferred income included in income by Treasury Regulations Sections 1.1502-13 and 1.1502-14 and similar provisions of state, local or foreign law and any excess loss accounts taken into account under Treasury Regulations Section 1.1502-19 and similar provisions of state, local or foreign law) on the Sellers' consolidated or combined returns and pay any Taxes attributable to such income. The Buyer shall timely prepare and file, or cause the Controlled Purchased Companies to prepare and timely file, all other Tax Returns required to be filed by or with respect to the Controlled Purchased Companies, and shall pay, or cause the Controlled Purchased Companies or the appropriate Subsidiary thereof to pay, all Taxes shown to be due or required to be paid on those Tax Returns. Each party that prepares Tax Returns pursuant to this Section 10.1 shall permit the other party a reasonable opportunity to review and comment on such Tax Returns and shall make such changes as are reasonably requested.

                (b) In the case of any Straddle Period, and in the case of the final taxable year of the Controlled Purchased Companies (other than the Canadian Subsidiaries) for U.S. Federal income tax purposes as a member of the Sellers' affiliated group for the Pre-Closing Tax Period, to the extent that Taxes of the Controlled Purchased Companies are based on or measured by income or gross receipts in lieu of income and not on a transaction basis (which are subject to indemnification by the Sellers to the extent set forth in this
Section 10.1 and Article XII of this Agreement), such Taxes shall be computed using a closing-of-the-books method as if such taxable period ended as of the end of the Closing Date, with all standard deductions, exemptions, progressivity in rates, and other items calculated with respect to the full Straddle Period apportioned to the Pre-Closing Tax Period based upon the ratio of the number of days during the Straddle Period that are in the Pre-Closing Tax Period to the total number of days in the Straddle Period; provided, however, that any transactions not in the ordinary course of a Purchased Company's business that occur on the Closing Date but after the Closing shall be considered to occur on the day following the Closing Date. In the case of any Straddle Period, to the extent that Taxes are not based on or measured by income or gross receipts in lieu of income, such Taxes for the Pre-Closing Tax Period shall be (i) for any Tax that is determined based upon specific transactions (including, but not limited to, value added, sales and use Taxes), all Taxes applicable to transactions that have been consummated during the period through the Closing Date and (ii) for any Tax that is not based upon specific transactions (including, but not limited to, license, real property, personal property, franchise and doing business Taxes), an amount equal to the full amount of such Tax for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the total number of days in the Straddle Period (as such amount shall be equitably adjusted to reflect material acquisitions or disposition during the Straddle Period).

                (c) The Sellers' indemnity obligations for Taxes for a Straddle Period of any Controlled Purchased Company shall initially be effected by its payment to the Buyer of 100% of the excess of (a) such Taxes for the Pre-Closing Tax Period, over (b) the sum of (i) the amount of such Taxes paid by the Sellers or any of their respective affiliates (other than such Controlled Purchased Company) at any time, plus (ii) the amount of such Taxes paid by such Controlled Purchased Company before the Closing. The Sellers shall initially pay such excess to the Buyer within fifteen (15) days after the Tax Return with respect to the liability for such Taxes is required to be filed (or, if later, is actually filed). If the amount of such Taxes paid to Buyer by the Sellers or any of their respective Affiliates (other than a Controlled Purchased Company) pursuant to this Section 10.1(c) at any time exceeds 100% of the excess if any of (x) the amount of such Taxes for the Pre-Closing Period, over (y) the amount of such Taxes paid by the Controlled Purchased Companies, the Buyer shall pay to the Sellers the amount of such excess, within fifteen (15) days after the Tax Return with respect to the liability for such Taxes is required to be filed. The payments to be made under this paragraph by the Sellers or the Buyer with respect to any Straddle Period shall be appropriately adjusted to reflect any final determination with respect to Taxes for such Straddle Period.

        SECTION 10.2 COOPERATION. The Sellers, the Buyer, and each of the Controlled Purchased Companies shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors, and other representatives to reasonably cooperate, in preparing and filing all Tax Returns relating to Taxes of the Controlled Purchased Companies, including maintaining and making available to each other all records necessary in connection with such Taxes and in resolving all disputes and audits with respect to all taxable periods relating to such Taxes. The Buyer and the Sellers recognize and agree that the other party and its Affiliates will need access from time to time after the Closing to certain accounting and Tax records and information held by such party and its respective Affiliates to the extent such records and information pertain to events occurring on or before the Closing Date. Therefore, each of the Buyer and the Sellers shall, and the Buyer shall cause each of the Controlled Purchased Companies to, (a) properly retain and maintain such records and information in accordance with the past custom and practice of such Person until such time as such retention and maintenance is no longer reasonably necessary, provided that such records and information shall be retained and maintained until the expiration of the applicable statute of limitations, and
(b) allow the other party, its Affiliates and their agents and representatives, at times and dates mutually acceptable to the parties, to inspect, review and make copies of such records and information as such other party may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at the other party's expense. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 10.2 shall be effective until the expiration of the applicable statute of limitations.

        SECTION 10.3 REFUNDS. Except as otherwise provided in this Section 10.3, any refunds or credits of Taxes of the Controlled Purchased Companies for any Pre-Closing Tax Period that is distributed to Holdco 1 Corp. that is not part of a Straddle Period shall be for the account of the Sellers. Any refunds or credits of Taxes of the Controlled Purchased Companies for any Straddle Period that is distributed to Holdco 1 Corp. shall be equitably apportioned between the Sellers and the Buyer (based on each party's respective indemnification obligations with respect to such Taxes). Any other refunds or credits of Taxes of the Controlled Purchased Companies that is distributed to Holdco 1 Corp. shall be for the account of the Buyer.

        SECTION 10.4 AMENDED RETURNS. The Sellers shall be responsible for filing any amended consolidated, combined, or unitary income Tax Returns for Pre-Closing Tax Periods that are not part of a Straddle Period that are required as a result of examination adjustments made by the Internal Revenue Service or by the applicable state, local, or foreign taxing authorities for such taxable years as finally determined. For those jurisdictions in which separate income Tax Returns are filed by any of the Controlled Purchased Companies, any required amended income Tax Returns resulting from such examination adjustments, as finally determined, shall be prepared by the Sellers and furnished to the Buyer for approval (which shall not be unreasonably withheld), signature and filing at least ten (10) days before the due date for filing such amended income Tax Returns.

        SECTION 10.5 AUDITS. The Sellers shall allow the Buyer and its counsel to participate in any audits of the Sellers' consolidated or combined income Tax Returns to the extent that such returns relate to the Controlled Purchased Companies. The Sellers shall not settle any such audit in a manner that would adversely affect the Buyer or any of the Purchased Companies after the Closing Date without the

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consent of the Buyer (which shall not be unreasonably withheld or delayed). The
Buyer shall allow the Sellers and their counsel to participate in any audits of any Controlled Purchased Companies to the extent that such audits pertain to Taxes for which the Sellers are liable pursuant to Section 10.1 hereof. The Buyer shall not settle or cause to have settled any such audit without the consent of the Sellers (which shall not be unreasonably withheld or delayed.)

        SECTION 10.6 TAX SHARING AGREEMENTS. All Tax sharing, Tax allocation, Tax indemnity or other similar agreements in effect prior to the Closing to which any of the Controlled Purchased Companies is a party or by which any of them is bound shall be terminated as of the Closing Date and, after the Closing Date, each of the Controlled Purchased Companies shall not be bound thereby or have any liability thereunder except those tax indemnifications disclosed on
SCHEDULE 5.8(a)(v).

        SECTION 10.7 CERTIFICATE OF NON-FOREIGN STATUS. At the Closing, the Sellers shall deliver to the Buyer, pursuant to Section 1445(b)(2) of the Code and Treasury Regulation Section 1.1445-2(b)(2), a duly executed certification of non-foreign status. Such certification shall conform to the model certification provided in Treasury Regulation Section 1.1445-2(b)(2)(iii)(B).

        SECTION 10.8 GOVERNING PROVISIONS. To the extent that any amounts are payable to Buyer or Sellers pursuant to this Article X, the provisions of this
Article X shall solely govern the payment of such amounts; provided, however, that the provisions of Article XII of this Agreement shall govern the remedies available to Buyer and Sellers as a result of any breach of the provisions of this Article X.

                                   ARTICLE XI
                                EMPLOYEE BENEFITS

        SECTION 11.1    EMPLOYMENT MATTERS.

                (a) Notwithstanding anything to the contrary contained herein, SCHEDULE 11.1 sets forth a list of those current employees of, and consultants to, the Controlled Purchased Companies who will be employees of or consultants to the Controlled Purchased Companies as of the Closing and no other person shall have any right to become an employee of or consultant to any of the Controlled Purchased Companies after the Closing nor shall any other person have any right to any payment from any of the Controlled Purchased Companies.

                (b) Nothing contained herein shall restrict Holdco 1 Corp. in the future in the exercise of its independent business judgment as to the terms and conditions under which the employment of the employees of any of the Controlled Purchased Companies shall continue, the duration of such employment, the basis on which such employment is terminated or the benefits provided to such employees.

        SECTION 11.2 SELLERS' EMPLOYEE BENEFITS INDEMNIFICATION. Neither Holdco 1 Corp. nor any of the Controlled Purchased Companies shall assume or otherwise be responsible for any Benefit Plan or liability or obligation under any plan, contract, payroll practice or other arrangement that the Sellers sponsor, contribute to, or participate in on the date hereof, or that they have or may have any liability or obligation under, whether or not disclosed under this Agreement or in any schedule or exhibit hereto.

                                   ARTICLE XII
                                 INDEMNIFICATION

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        SECTION 12.1    INDEMNIFICATION BY THE SELLERS.

                (a) Subject to Section 12.1(b), notwithstanding the Closing and regardless of any investigation at any time made by or on behalf of the Buyer or any knowledge or information that the Buyer may have, the Sellers shall, jointly and severally, indemnify and fully defend, save and hold harmless the Buyer, any Affiliate of the Buyer (excluding Holdco 1 Corp., the Purchased Companies and the Sellers), and their respective directors, officers, employees, members, partners, shareholders, representatives, agents and attorneys (the "BUYER INDEMNITEES"), from and against any damage, liability, loss, cost, expense (including all costs of any investigation and reasonable attorneys', experts' and consultants' fees), deficiency, interest, penalty, impositions, assessments or fines (collectively, "LOSSES") arising out of or resulting from, any Seller Liabilities and/or Sellers' Event of Breach. As used herein, "SELLERS' EVENT OF BREACH" shall be and mean any one or more of the following:

                        (i) any untruth or inaccuracy in any representation or warranty of the Sellers in this Agreement or in any certificate delivered by the Sellers at Closing;

                        (ii) any failure of the Sellers to duly perform or observe any term, provision, covenant, agreement or condition contained in this Agreement on the part of such Seller to be performed or observed;

                        (iii) any Claim for Taxes or interest or penalty thereon resulting from the failure of the Buyer to withhold Taxes owed by the Sellers from the Purchase Price under any applicable Law; and

                        (iv) any Claim or cause of action by any unrelated third party against any Buyer Indemnitee with respect to the Seller Liabilities.

                (b) The collective liability of (i) the Sellers in connection with or arising out of this Agreement and (ii) the New Heights Sellers in connection with or arising out of the New Heights Purchase Agreement, shall be limited to an aggregate amount equal to the Seller Liability Cap plus the aggregate amount of the reasonable legal fees, costs and expenses incurred by the Sellers and (to the extent provided herein) the Buyers Indemnitees in connection with any Seller Liabilities and/or any Sellers' Event of Breach; provided that the Sellers shall not be liable under this Section 12.1 unless and until the aggregate amount of Losses under this Section 12.1 and under Section
12.1 of the New Heights Purchase Agreement exceed US$100,000 (at which point the Sellers shall become liable for the aggregate amount of Losses, and not just amounts in excess of US$100,000, but subject to the limitations on Sellers' liability set forth in this Section 12.1). Notwithstanding the foregoing or anything to the contrary in this Agreement: (A) if any Buyer Indemnitee becomes liable (pursuant to any statute, rule, regulation or other law or any judicial, agency or governmental ruling or action, in each case, as a result of any condition, event or circumstance that existed or occurred prior to the Closing, other than solely due to the action or inaction of any Buyer Indemnitee) for any liabilities of any Purchased Company that result in such Buyer Indemnitee being required to make an out-of-pocket payment of any kind to a person or entity who is not a Buyer Indemnitee (any such payment, an "EXCESS PAYMENT") and specifically excluding any diminution or reduction in the value of Buyer's equity investment in Holdco 1 Corp., then such Excess Payment shall not be subject to the Seller Liability Cap, and the Sellers shall indemnify and fully defend, save and hold harmless the Buyer Indemnitees from and against all such liabilities; and (B) the Seller Liability Cap shall not apply to, or be reduced by or limit Sellers' obligations to indemnify Buyer Indemnitees from and against Losses incurred by them as a result of any Sellers' Event of Breach

                                      -38-
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described in clause 12.1(a)(ii) or (iii) and, to the extent arising out of any
Sellers' Event of Breach described in clause 12.1(a)(ii) or (iii), clause 12.1(a)(iv).

                (c) Except as provided under Section 12.1(b), the Sellers shall not be responsible or liable for any Losses that are consequential, in the nature of lost profits, diminution in value, damage to reputation or the like, special or punitive or otherwise not actual Losses; provided, however, that the Sellers shall be liable for consequential damages resulting from (i) any breach by the Sellers of their representations and warranties in this Agreement that any Seller knew was not true and correct in all material respects when made or as of the Closing, and (ii) any willful or intentional breach by any of the Sellers of any of the covenants or agreements in this Agreement of which any Seller has knowledge.

                (d) In determining the amounts for any Losses hereunder for which a Buyer Indemnitee is entitled to assert a claim for indemnification, the amount of any such Losses shall be determined after deducting therefrom the amount of any insurance proceeds received by such Buyer Indemnitee in respect of such Losses (which recoveries the Buyer agrees to use its commercially reasonable efforts to obtain or cause to be obtained). If an indemnification payment is received by a Buyer Indemnitee and such Buyer Indemnitee later receives insurance proceeds in respect of the related Loss, the Buyer shall immediately pay to the Sellers a sum equal to the lesser of (i) the actual amount of insurance proceeds received, or (ii) the actual amount of the indemnification repayment previously paid by the Sellers with respect to such Losses.

        SECTION 12.2    INDEMNIFICATION BY THE BUYER.

                (a) Subject to Section 12.2(b), notwithstanding the Closing or the delivery of the Purchased Stock and Debt, the Buyer shall indemnify and fully defend, save and hold harmless the Sellers, any Affiliate of the Sellers (excluding Holdco 1 Corp., the Purchased Companies and the Buyer) and their respective officers, directors, employees, members, partners, shareholders, representative, agents and attorneys), and their respective officers, directors, employees, members, partners, shareholders, representatives, agents and attorneys (the "SELLER INDEMNITEES") from and against any Losses arising out of or resulting from any Buyer's Event of Breach. As used herein, "BUYER'S EVENT OF BREACH" shall be and mean any one or more of the following:

                        (i) any untruth or inaccuracy in any representation or warranty of the Buyer in this Agreement or in any certificate delivered by Buyer at Closing;

                        (ii) all Claims against Seller Indemnitees arising out of or relating to occurrences of any nature relating to the Purchased Companies, the Purchased Stock and Debt and the Business after the Closing Date, whether in contract or tort; and

                        (iii) any failure of the Buyer to duly perform or observe any term, provision, covenant, agreement or condition contained in this Agreement on the part of the Buyer to be performed or observed.

                (b) The collective liability of (i) the Buyer in connection with or arising out of this Agreement and (ii) the New Heights Buyer in connection with or arising out of the New Heights Purchase Agreement, shall be limited to an aggregate amount equal to the Buyer Liability Cap plus the aggregate amount of the reasonable legal fees, costs and expenses incurred by the Buyer and (to the extent provided herein) the Seller Indemnitees in connection with any Buyer's Event of Breach; provided that the Buyer shall not be liable under this Section 12.2 unless and until the aggregate amount of Losses under this Section 12.2 and under Section 12.2 of the New Heights Purchase Agreement exceed US$100,000 (at

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which point the Buyer shall become liable for the aggregate amount of Losses, and not just amounts in excess of US$100,000, but subject to the limitations on Buyer's liability to Seller Indemnitees set forth in this Section 12.2). Notwithstanding the foregoing or anything to the contrary in this Agreement: (A) if any Seller Indemnitee incurs any out-of-pocket cash Loss due to a Buyers' Event of Breach (which shall exclude any diminution or reduction in the value of the Sellers' equity interest in Holdco 1 Corp. that does not involve or require any cash payment by a Seller Indemnitee to any person or entity), for purposes of determining the obligations of the Buyer under this Section 12.2 with respect to such Loss, the Buyer Liability Cap shall be deemed to be US$16,000,000; and
(B) the Buyer Liability Cap shall not apply to, or be reduced by or limit Buyer's obligations to fully indemnify Seller Indemnitees against Losses incurred by them as a result of any Buyer's Event of Breach described in clause 12.2(a)(ii) or (iii).

                (c) The Buyer shall not be responsible or liable for any Losses that are consequential, in the nature of lost profits, diminution in value, damage to reputation or the like, special or punitive or otherwise not actual Losses.

                (d) In determining the amounts for any Losses hereunder for which a Seller Indemnitee is entitled to assert a claim for indemnification, the amount of any such Losses shall be determined after deducting therefrom the amount of any insurance proceeds received by such Indemnitee in respect of such Losses (which recoveries the Sellers agree to use their commercially reasonable efforts to obtain or cause to be obtained). If an indemnification payment is received by a Seller Indemnitee and such Seller Indemnitee later receives insurance proceeds in respect of the related Loss, the Sellers shall immediately pay to the Buyer a sum equal to the lesser of (i) the actual amount of insurance proceeds received, or (ii) the actual amount of the indemnification repayment previously paid by the Buyer with respect to such Losses.

        SECTION 12.3 TERM OF INDEMNIFICATION. Except as set forth below, the obligations to indemnify under Section 12.1 and Section 12.2 hereof for breaches of representations and warranties shall only apply in respect of Losses asserted on or before the date that is two (2) years following the Closing Date. Notwithstanding the foregoing, (a) the obligation to indemnify under Section
12.1 hereof in respect of the corporate or other authority of the Sellers, Taxes, violations of Environmental Laws (or otherwise in respect of a breach of or untruth or inaccuracy in the representation contained in Section 5.21) and ERISA, shall apply in respect of Losses asserted prior to the end of the statutory period for bringing such claims, and (b) the obligation to indemnify under Section 12.2 hereof in respect of the authority of the Buyer shall apply in respect of Losses asserted prior to the end of the statutory period for bringing such claims.

        SECTION 12.4 PROCEDURES FOR INDEMNIFICATION. If the Sellers' Event of Breach or a Buyer's Event of Breach (a "PARTY'S EVENT OF BREACH") occurs or is alleged and a Buyer Indemnitee or a Seller Indemnitee (a "PARTY INDEMNITEE") asserts that the other party has become obligated to it pursuant to Section 12.1 or Section 12.2, or if any Claim is begun, made or instituted as a result of which the other party may become obligated to a Party Indemnitee hereunder, such Party Indemnitee shall give prompt notice to the other party. The Party Indemnitee shall permit the other party (at its expense) to assume the defense of any Claim; provided, however, that (a) the counsel for the other party who shall conduct the defense shall be reasonably satisfactory to the Party Indemnitee (it being understood that if the Sellers are required to defend a Claim hereunder that Hale and Dorr LLP is satisfactory for such purpose, and that if the Buyer is required to defend a Claim hereunder that Duval & Stachenfeld LLP is satisfactory for such purpose), (b) the Party Indemnitee may participate in such defense at its own expense, and (c) the omission by the Party Indemnitee to give notice as provided herein shall not relieve the other party of its indemnification obligation except to the extent that such omission results in a failure of actual notice to the other party and the other party is damaged as a result of such failure to give notice. Except with the

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prior written consent of the Party Indemnitee, the other party shall not, in the defense of any such Claim, consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Party Indemnitee or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Party Indemnitee of a release from all liability with respect to such Claim or litigation. In the event that the Party Indemnitee shall in good faith determine that the conduct of any defense of any Claim subject to indemnification hereunder or any proposed settlement of any such Claim by the other party might reasonably be expected to affect adversely the ability of the Party Indemnitee to conduct the Business or that the Party Indemnitee may have available to it one or more defense or counterclaims that are inconsistent with one or more of those that may be available to the other party in respect of such Claim relating thereto, the Party Indemnitee shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such Claim at the sole cost of the other party (including without limitation reasonable attorneys' fees and disbursements and other amounts paid as the result of such Claim). In the event that the Party Indemnitee does so take over and assume control over the defense of a Claim pursuant to the immediately preceding sentence, the Party Indemnitee (i) shall be entitled to satisfy or settle any such Claim on a reasonable basis, without prior notice to or consent from the other party, (ii) may subsequently make a claim for indemnification with respect to such satisfaction or settlement of such Claim in accordance with the provisions of this Article XII, and (iii) shall be reimbursed, in accordance with the provisions of this Article XII, for any such Losses satisfied or settled and for which the Party Indemnitee establishes that it is entitled to indemnification pursuant to this Article XII. In any such claim for indemnification, the Party Indemnitee agrees that the amount paid to any such third party shall not be determinative of the amount of Losses suffered by the Party Indemnitee or introduced as evidence of the amount of such Losses in any such claim for indemnification, and the other party shall have the right to dispute the Party Indemnitee's entitlement to indemnification and the amount for which it is entitled to indemnification under the terms of this Article XII. In the event that the other party does not accept and continue the defense of any matter as provided above, the Party Indemnitee shall have the full right to defend against any such Claim, and to satisfy or settle any such Claim, without prior notice to or consent from the other party, subject in each case to the limitations set forth in the prior two sentences of this Section 12.4. In any other event, the Party Indemnitee shall have no right to settle or agree to pay any claim to which it is entitled to indemnification hereunder.

        SECTION 12.5 PURCHASE PRICE ADJUSTMENT. The Buyer and the Sellers shall treat any payments under this Article XII as an adjustment to the Purchase Price for all Federal, provincial, state and local income tax purposes.

        SECTION 12.6 EXCLUSIVE REMEDIES. The remedies available to the Sellers and Buyer shall be the exclusive remedies available to them for monetary damages; provided, however, that the Sellers and the Buyer shall be entitled to pursue any equitable remedies (including specific performance) to the extent available to them.

        SECTION 12.7 ARTICLE X. To the extent that any amounts are payable to Buyer or Sellers pursuant to Article X of this Agreement, the provisions of
Article X shall solely govern the payment of such amounts; provided, however, that the provisions of this Article XII shall govern the remedies available to Buyer or Sellers as a result of any breach of the provisions of Article X.

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                                  ARTICLE XIII
               CONDITIONS PRECEDENT TO PERFORMANCE BY THE SELLERS

        The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Casella in its sole discretion:

        SECTION 13.1 REPRESENTATIONS AND WARRANTIES OF THE BUYER. The representations and warranties of the Buyer contained in this Agreement shall be true and correct (i) at and as of the date hereof, and (ii) on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except in either such case (i) or (ii) where the failure of the representations and warranties of Buyer in this Agreement or of the New Heights Buyer in the New Heights Purchase Agreement to be true and correct, individually or in the aggregate, could not reasonably be expected to (x) have a material adverse effect on the Buyer, or (y) have a material adverse effect on the ability of the Buyer or the New Heights Buyer to perform their obligations under this Agreement and the New Heights Purchase Agreement; and the Sellers shall have received a certificate dated the Closing Date and signed by any officer of the Buyer to that effect.

        SECTION 13.2 PERFORMANCE OF THE OBLIGATIONS OF THE BUYER. The Buyer shall have performed in all material respects all obligations required under this Agreement to be performed by the Buyer on or before the Closing Date, and the Sellers shall have received a certificate dated the Closing Date and signed by any officer of the Buyer to that effect.

        SECTION 13.3 CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any Governmental Authority required or desired in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

        SECTION 13.4 NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any Governmental Authority, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any Governmental Authority, that declares this Agreement invalid or unenforceable in any respect or that prevents the consummation of the transactions contemplated hereby shall be in effect, and no action or proceeding before any Governmental Authority shall have been instituted or threatened by any government or Governmental Authority which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement, and which in any such case has a reasonable likelihood of success in the opinion of counsel to the Sellers.

        SECTION 13.5 DELIVERY OF DOCUMENTS. Each document required to be delivered pursuant to Section 4.3 must have been delivered.

        SECTION 13.6 NEW HEIGHTS PURCHASE AGREEMENT. The transactions contemplated by the New Heights Purchase Agreement shall have been consummated simultaneously herewith.

                                   ARTICLE XIV
                CONDITIONS PRECEDENT TO PERFORMANCE BY THE BUYER

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        The obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by the Buyer in its sole discretion:

        SECTION 14.1 REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The representations and warranties of the Sellers contained in this Agreement shall be true and correct (i) at and as of the date hereof, and (ii) on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except in either such case (i) or (ii) where the failure of the representations and warranties of the Sellers in this Agreement and the New Heights Sellers under the New Heights Purchase Agreement to be true and correct, individually or in the aggregate, could not reasonably be expected to (x) have a Seller Material Adverse Effect, or (y) have a material adverse effect on the ability of the Sellers or the New Heights Sellers to perform their obligations under this Agreement and the New Heights Purchase Agreement; provided, however, that notwithstanding the foregoing, in the event that the representation made by Sellers in SECTION 5.7(c) of this Agreement is not true and correct on and as of the Closing Date, the condition set forth in this SECTION 14.1 shall be deemed to have not been satisfied. The Buyer shall have received certificates dated the Closing Date and signed by the Chief Executive Officer or Chief Operating Officer of each Seller stating that the condition set forth in this SECTION 14.1 has been satisfied.

        SECTION 14.2 PERFORMANCE OF THE OBLIGATIONS OF THE SELLERS. The Sellers shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date, and the Buyer shall have received certificates dated as of the Closing Date and signed by the Chief Executive Officer or Chief Operating Officer of each Seller to that effect; provided, however, that notwithstanding the foregoing, in the event that the Sellers are in breach of SECTION 8.1(a)(xii) or SECTION 8.1(b)(v) of this Agreement, the condition set forth in this SECTION 14.2 shall be deemed to have not been satisfied.

        SECTION 14.3 CONSENTS AND APPROVALS. All consents, waivers, novations, authorizations and approvals of any Governmental Authority and all of the consents, waivers, novations, authorizations and approvals set forth on
SCHEDULE 5.5 of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

        SECTION 14.4 NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any Governmental Authority, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any Governmental Authority, that declares this Agreement invalid in any respect or that prevents the consummation of the transactions contemplated hereby, or that materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of the Purchased Companies or the Business shall be in effect, and no action or proceeding before any Governmental Authority shall have been instituted or threatened by any government or Governmental Authority which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement, and which in any such case has a reasonable likelihood of success in the opinion of counsel to the Buyer.

        SECTION 14.5 NO MATERIAL ADVERSE CHANGE. During the period from July 1, 2001 through the Closing, there shall not have been any change in the business, operations, or financial condition of the Controlled Purchased Companies, the New Heights Purchased Companies, the Business, and the New Heights Business, that, individually or in the aggregate, could reasonably be expected to have a Seller Material Adverse Effect.

        SECTION 14.6 DELIVERY OF DOCUMENTS. Each document required to be delivered pursuant to Section 4.2 must have been delivered.

                                      -43-
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        SECTION 14.7    LICENSES AND PERMITS. All Licenses and Permits shall be
in full force and effect.

        SECTION 14.8 PURCHASE AGREEMENT. The transactions contemplated by the New Heights Purchase Agreement shall have been consummated simultaneously herewith.

         SECTION 14.9 CANCELLATION OR CONTRIBUTION OF INTERCOMPANY DEBT. All amounts (other than the Intercompany Debt) owed to Sellers or any of their Affiliates (other than the Purchased Companies) by any of the Purchased Companies shall have been contributed by Sellers or such Affiliates to RTG or cancelled in full by Sellers or such Affiliates.

        SECTION 14.10.  MARTY SERGI. Marty Sergi shall not have died.

                                   ARTICLE XV
                                   TERMINATION

        SECTION 15.1 CONDITIONS OF TERMINATION. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing: (a) by mutual consent of Casella and the Buyer, (b) by either Casella or the Buyer if the other party shall have breached this Agreement in any material respect and such breach cannot be cured by September 30, 2001 (the "OUTSIDE DATE") (c) by Casella if at the Outside Date, any of the conditions set forth in Article XIII shall not have been met, unless a Sellers' breach of this Agreement is the reason for the failure of such conditions to be satisfied, or (d) by the Buyer if at the Outside Date, any of the conditions set forth in Article XIV shall not have been met, unless the Buyer's breach of this Agreement is the reason for the failure of such conditions to be satisfied. Notwithstanding the foregoing, this Agreement may not be terminated by either party unless the New Heights Purchase Agreement is also terminated in accordance with its terms.

        SECTION 15.2 PROCEDURE UPON TERMINATION. In the event of termination by Casella and/or the Buyer pursuant to Section 15.1 and written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement are terminated as provided herein:

                (a) the Sellers and the Buyer each will return all documents, work papers and other material of the other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

                (b) all Confidential Information received by the Sellers or the Buyer with respect to the business of the other party or its subsidiaries shall be treated in accordance with Section 8.5; and

                (c) such termination shall not in any way limit or restrict the rights and remedies of the Sellers or the Buyer against the other party hereto which has violated or breached any of the representations, warranties, agreements or other provisions of this Agreement prior to the termination hereof.

        SECTION 15.3 EFFECT OF TERMINATION. In the event of termination pursuant to Section 15.1, or as otherwise provided in this Agreement, this Agreement shall become null and void and have no effect, with no liability on the part of the parties, or their directors, officers, agents or stockholders, with respect to this Agreement, except for (a) the liability of a party for expenses pursuant to Section 16.4, (b) liability for breach of this Agreement, and (c) the provisions of Section 8.5(c) and Section 9.2.

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                                   ARTICLE XVI
                                  MISCELLANEOUS

        SECTION 16.1 SURVIVAL OF PROVISIONS. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement made herein or in any certificate or other instrument delivered by one of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing
Date), shall be considered to have been relied upon by the other party to this Agreement, as the case may be, and shall survive the Closing Date for a period of two (2) years following the Closing Date, provided that the representations and warranties regarding the corporate or other authority of the Sellers, Taxes and violations of Environmental Laws (or otherwise contained in Section 5.21 hereof) and ERISA, shall survive until the end of the statutory period for bringing Claims related thereto. Notwithstanding any investigation by the Buyer of the affairs of the Sellers and their respective Subsidiaries and notwithstanding any knowledge of the facts determined or determinable by the Buyer pursuant to such investigation, the Buyer has the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement.

        SECTION 16.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect; provided, however that the Buyer shall be permitted to assign some or all of its rights hereunder to one or more of its Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

        SECTION 16.3 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE PARTIES HERETO IRREVOCABLY ELECT AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ANY MATTERS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, AND CONSENT TO THE JURISDICTION OF, THE COURTS OF THE SOUTHERN DISTRICT OF NEW YORK.

        SECTION 16.4 EXPENSES. In the event the transactions contemplated by this Agreement are consummated, the fees, costs and expenses of each party hereto in connection with this Agreement and the transactions contemplated hereby, including without limitation, any legal fees (both U.S. and foreign), accounting fees, brokers' fees and commissions, fees and expenses of consultants and travel and similar expenses (collectively, the "TRANSACTION EXPENSES"), shall be paid by Holdco 1 Corp. as and to the extent provided in the Holdco 1 Stockholder Agreement and all of the other Transactional Expenses shall be paid by the party that incurred such expenses. Except as otherwise provided in this
Section 16.4, in the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall pay its own Transaction Expenses. In the event that this Agreement is terminated by Casella pursuant to
Section 15.1(c) due to a breach of this Agreement by Buyer, Buyer shall pay all of the reasonable Transaction Expenses and other reasonable fees, costs and expenses incurred by the Sellers and their Affiliates in connection with this Agreement and the New Heights Purchase Agreement, and the transactions contemplated hereby and thereby, promptly (but in no event later than five days) upon delivery by Casella to Buyer of reasonably specific summary or invoice of such Transaction Expenses and other fees, costs expenses. In the event that this Agreement is terminated by Buyer pursuant to Section 15.1(d) due to a breach of this Agreement by Sellers, the Sellers shall pay all of the reasonable

Transaction Expenses and other reasonable fees, costs and expenses incurred by the Buyer and its Affiliates in connection with this Agreement and the New Heights Purchase Agreement, and the transactions contemplated hereby and thereby, promptly (but in no event later than five days) upon delivery by the Buyer to Casella of reasonably specific summary or invoice of such Transaction Expenses. The Sellers shall pay all recording and filing fees that may be imposed by reason of the sale, transfer, assignment and delivery of the Purchased Stock and Debt. In the event of a dispute as to the amount of fees payable pursuant to this Section 16.4, the parties agree to submit such dispute to binding arbitration in front of a single arbitrator in New York, New York designated by both the Buyer and the Sellers, under the commercial arbitration rules of the American Arbitration Association with expedited procedures in effect on the date thereof; provided, however, if the parties fail to agree upon an arbitrator within 30 days from the date on which such dispute arose, the arbitrator shall be selected in accordance with commercial arbitration rules of the American Arbitration Association. The costs of any such arbitration shall be determined by the arbitrator.

        SECTION 16.5    BROKER'S AND CONSULTANT'S FEES. Except as set forth on
SCHEDULE 16.5 of this Agreement, each of the parties represents and warrants that it has not dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no broker or other Person is entitled to any commission or finder's fee in connection with any of the transactions contemplated hereby.

        SECTION 16.6 FURTHER ASSURANCES. The Sellers shall, at any time and from time to time after the Closing Date, upon the request of the Buyer and at the expense of the Sellers, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further deeds, assignments, transfers and conveyances as may be required for the better assigning, transferring, granting, conveying and confirming to the Buyer or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the Purchased Stock and Debt.

        SECTION 16.7 PUBLIC ANNOUNCEMENTS. Following the execution and delivery of this Agreement, the Sellers may announce publicly that it has reached an agreement with respect to the transactions contemplated herein; provided, however, such announcement shall have been approved by Buyer in writing prior to being made by Sellers, which approval shall not be unreasonably withheld. Thereafter, prior to the Closing Date, no party hereto shall (and each party hereto shall cause each of its Subsidiaries, Affiliates, successors and assigns not to) furnish any communication (written or oral) to any third party or to the public generally if the subject matter thereof relates to the existence of this Agreement or the other party's involvement herein or to the transactions contemplated hereby without the prior approval of the other party hereto as to the content thereof, which approval may be granted or withheld in the other party's sole discretion; PROVIDED HOWEVER, that the foregoing shall not be deemed to prohibit any disclosure required by any applicable law or Governmental Authority having jurisdiction over such matters, although in any event, the disclosing party shall provide the other party the content of the proposed disclosure and shall reflect all reasonable comments thereon made by the other party. After the Closing Date, the Sellers and the Buyer shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or government regulation or decree, court process or by obligations pursuant to any listing agreement with any national securities exchange.

        SECTION 16.8 SEVERABILITY. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

        SECTION 16.9 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, (c) on the day after delivery to an overnight courier service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

        If to the Sellers:

                Casella Waste Systems, Inc.
                25 Green Hill Lane
                Rutland, VT 05701
                Attention: Mr. James W. Bohlig
                Telecopier: (802) 775-6198

        with a copy (which shall not constitute notice) to:

                Casella Waste Systems, Inc.
                25 Green Hill Lane
                Rutland, VT 05701
                Attention: Michael Brennan, Esq.
                Telecopier: (802) 770-5030

        If to the Buyer:

                Crumb Rubber Investors Co.,  LLC
                c/o Angelo, Gordon & Co., L.P.
                245 Park Avenue, 26th Floor
                New York, New York 10167
                Attention:  Mr. Josh Brain
                Telecopier: (212) 599-2920

        with a copy (which shall not constitute notice) to:

                Duval & Stachenfeld LLP
                300 East 42nd Street, 3rd Floor
                New York, New York 10017
                Attention: Bruce Stachenfeld, Esq.
                Telecopier: (212) 883-8883

        Any party may change its address for the purpose of this Section 16.9 by giving the other party written notice of its new address in the manner set forth above.

        SECTION 16.10 AMENDMENTS; WAIVERS. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

        SECTION 16.11 ENTIRE AGREEMENT. This Agreement and the other documents referred to herein contain the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions.

        SECTION 16.12 SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        SECTION 16.13 NO THIRD PARTY BENEFICIARIES. This Agreement does not create and shall not be construed as creating any rights enforceable by any Person who or which is not a party to this Agreement.

        SECTION 16.14 GENDER; NUMBER. As used in this Agreement, the masculine shall include the feminine and the neuter, the singular shall include the plural and the plural shall include the singular as the context may require.

        SECTION 16.15 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    * * * * *

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          CRUMB RUBBER INVESTORS CO., LLC

                                          By: AG Crumb Rubber Manager, Inc., its
                                              manager


                                              By: /s/ Michael Gordon
                                                  ------------------------------
                                                  Name:  Michael Gordon
                                                  Title: Vice President


                                          CASELLA WASTE SYSTEMS, INC.


                                          By:        /s/ James W. Bohlig
                                              ----------------------------------
                                              Name:  James W. Bohlig
                                              Title: President


                                          KTI ENVIRONMENTAL GROUP, INC.


                                          By:        /s/ James W. Bohlig
                                              ----------------------------------
                                              Name:  James W. Bohlig
                                              Title: Vice President


                      Signature Page to Purchase Agreement

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG Equity Partners, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 40% of all of the obligations of the Buyer set forth in this Agreement and up to 40% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 40% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG EQUITY PARTNERS, L.P.

                                          By: AG Equity LLC, General Partner


                                              By: /s/ Michael L. Gordon
                                                  -----------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG Super Fund, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 23% of all of the obligations of the Buyer set forth in this Agreement and up to 23% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 23% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG SUPER FUND, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG Super Fund International Partners, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 9% of all of the obligations of the Buyer set forth in this Agreement and up to 9% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 9% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG SUPER FUND INTERNATIONAL PARTNERS,
                                          L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        Nutmeg Partners, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 8% of all of the obligations of the Buyer set forth in this Agreement and up to 8% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 8% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          NUTMEG PARTNERS, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        Angelo, Gordon & Co., L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 5% of all of the obligations of the Buyer set forth in this Agreement and up to 5% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 5% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          ANGELO, GORDON & CO., L.P.


                                          By: /s/ Michael L. Gordon
                                              ------------------------------
                                              Name:  Michael L. Gordon
                                              Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        PHS Bay Colony Fund, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 3% of all of the obligations of the Buyer set forth in this Agreement and up to 3% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 3% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          PHS BAY COLONY FUND, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                          General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG CNG Fund, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 3% of all of the obligations of the Buyer set forth in this Agreement and up to 3% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 3% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG CNG FUND, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                          General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG MM, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 3% of all of the obligations of the Buyer set forth in this Agreement and up to 3% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 3% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG MM, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              Investment Manager


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG Super Advantage, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 2% of all of the obligations of the Buyer set forth in this Agreement and up to 2% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 2% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG SUPER ADVANTAGE, L.P.


                                          By: AG Super Advantage GP, LLC
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        PHS Patriot Fund, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 2% of all of the obligations of the Buyer set forth in this Agreement and up to 2% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 2% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          PHS PATRIOT FUND, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                        GUARANTEE OF BUYER'S OBLIGATIONS

        AG Princess, L.P., a Delaware limited partnership (the "BUYER'S PARENT"), hereby unconditionally guarantees the due and punctual payment and performance of up to 2% of all of the obligations of the Buyer set forth in this Agreement and up to 2% of all of the obligations of the New Heights Buyer set forth in the New Heights Purchase Agreement; PROVIDED, HOWEVER, the obligations of the Buyer's Parent hereunder is limited to, and under no circumstances shall the Buyer's Parent be required to guarantee or pay more than, 2% of the sum of the Purchase Price and the Purchase Price (as defined in the New Heights Purchase Agreement). This guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of the Buyer's Parent hereunder. This guarantee is in no way conditioned upon any requirement that the Sellers first attempt to collect or enforce any guaranteed obligation from or against the Buyer. So long as any obligation of the Buyer to the Sellers under this Agreement remains unpaid or undischarged, the Buyer's Parent hereby waives (but only with respect to the Buyer and its Affiliates and not as to any other parties) all rights to subrogation arising out of any payment by the Buyer's Parent under this Agreement.

        The obligations of the Buyer's Parent hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of this Agreement or any other document related hereto, and shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of the Buyer with or into any corporation, or any sale or transfer by the Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting the Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement, or (iv) any disability or any other defense of the Buyer or any other person and any other circumstance whatsoever (with or without notice to or knowledge of the Buyer's Parent) which may or might in any manner or to any extent vary the risks of the Buyer's Parent or might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise.

        The Buyer's Parent hereby waives all special suretyship defenses and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted by the Sellers and, generally, all demands and notices of every kind in connection with this Agreement and the Buyer's obligations hereby guaranteed, and which the Buyer's Parent may otherwise assert against the Sellers.

        The Buyer's Parent acknowledges that each of the waivers set forth above is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy. If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

        This guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of the Buyer under this Agreement is rescinded or must otherwise be restored or returned by the Sellers upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise.

        The obligations of the Buyer's Parent hereunder shall automatically terminate and be of no force or effect without any action by any Person immediately upon the payment of the Purchase Price to the Sellers.

        IN WITNESS WHEREOF, the undersigned has executed this guarantee as of the 17th day of August, 2001.


                                          AG PRINCESS, L.P.

                                          By: Angelo, Gordon & Co., L.P.,
                                              General Partner


                                              By: /s/ Michael L. Gordon
                                                  ------------------------------
                                                  Name:  Michael L. Gordon
                                                  Title: Chief Operating Officer

                                                                       EXHIBIT A

                         [FORM OF ASSIGNMENT AGREEMENT]

                                                                       EXHIBIT B

                      [FORM OF RTG STOCKHOLDERS AGREEMENT]

                                                                       EXHIBIT C

                       [FORM OF OPINION OF HALE AND DORR]

                                                                       EXHIBIT D

                  [FORM OF OPINION OF DUVAL & STACHENFELD LLP]